UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2018

Date of reporting period:  November 30, 2018

Item 1. Reports to Stockholders.

Semper MBS Total Return Fund

Class A – SEMOX
Investor Class – SEMPX
Institutional Class – SEMMX

Semper Short Duration Fund

Investor Class – SEMRX
Institutional Class – SEMIX

Annual Report
November 30, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex and may apply to all Funds held through your financial intermediary.

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Table of Contents

Shareholder Letter	1
Allocation of Portfolio Assets	7
Expense Example	9
Investment Highlights	11
Schedules of Investments	13
Statements of Assets and Liabilities	50
Statements of Operations	53
Statements of Changes in Net Assets	54
Financial Highlights	58
Notes to Financial Statements	63
Report of Independent Registered Public Accounting Firm	82
Notice to Shareholders	83
Information about Trustees and Officers	84
Householding	88
Privacy Notice	89

SEMPER FUNDS

January 7, 2019

Dear Shareholder,

The Semper MBS Total Return Fund (the “Total Return Fund” or the “Fund”) completed its fifth full fiscal year on November 30, 2018.  Fund assets crossed $1.9 billion, representing about $800 million growth versus one year earlier.  Consistent with the Fund’s growth, investment opportunities in the mortgage credit sectors have remained plentiful.  For the fiscal year ended November 30, 2018, net performance for the Institutional Class was 4.20%, for the Investor Class net performance was 3.92%, and for the Class A net performance was 3.91% without the maximum 2.00% front-end sales load and 1.82% including the front-end sales load.  The performance of the Bloomberg Barclays U.S. Mortgage-Backed Securities Index (the “Index”), the Fund’s benchmark index, during the fiscal year was -0.49%.  Performance of the Bloomberg Barclays U.S. Aggregate Index, which represents the overall bond market was -1.34%.

The Fund’s primary strategies during the year remained unchanged.  The Total Return Fund, under normal market conditions, invests at least 80% of its net assets in mortgage-backed securities (“MBS”), and seeks to provide a high level of risk-adjusted current income and capital appreciation.  Throughout the fiscal year, the Fund’s largest allocation was to the non-agency residential MBS (“RMBS”) sector with a November 30, 2018 allocation of 72%.  45% of this RMBS position was allocated to legacy, or pre-crisis, securities, and 55% was allocated to newer issue securities which continue to increase in importance in the broad MBS sector.

The Fund continued to have a 5-star overall Morningstar rating for the Institutional and Investor Classes in the Morningstar Non-Traditional Bond Fund universe out of 278 funds as of November 30, 2018.  As of November 30, the Fund’s Institutional Class was top ranked in this universe based on trailing five-year performance among 169 funds.

The primary source of performance and excess return relative to the Index performance during the fiscal year ended November 30, 2018 was the portfolio’s yield advantage from its allocation to non-agency RMBS and commercial MBS (“CMBS”).  Performance was partially offset by modest price declines in the Fund as seen by the decline in share price (NAV) over the course of the year from a high of $10.69 to a low of $10.51.  The portfolio’s return from interest income was approximately 5% for the year.

Reasonably robust economic activity and fiscal stimulus from revamped tax policy highlighted much of the Fund’s fiscal year.  The Federal Reserve (“Fed”) responded by raising their target Fed Funds rate four times during the period: December 2017, March 2018, June 2018, and September 2018. The Fed raised the rate again in December 2018, bringing the target up to 2.5%, likely approaching neutral.  The Fed also began to unwind their Quantitative Easing program, beginning to let the $2  trillion of agency MBS on their balance sheet to pay down without the cash being reinvested.  This gradual decline in Fed accommodation began to concern markets in late Fall, in combination with the Administration’s imposition of trade tariffs, generally considered to be a negative for economic growth.  The 10-year Treasury

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yield began the period at 2.4% and generally rose throughout the 12-month period, peaking at 3.2% on November 8, 2018. From that point through the time of this writing, yields have declined sharply as a broad risk-off trade took control of most markets leading to sharply lower equity markets.  The 10-year yield ended the fiscal year on November 30, 2018 at 2.99%.  Despite this late decline in yields, the approximate 60 basis point rise in 10-year yields during the fiscal year led to negative performance for most fixed income sectors. The market and economic environment was generally accommodative for the Fund and its investment strategy for the majority of the year. The portfolio generally owns securities with low duration, or interest rate sensitivity, limiting, but not eliminating the negative impact of rising rates.  This increase in rates was the driving force leading to the 10 basis point share price decline through the end of October.

The RMBS sector continued to benefit from improvements in residential real estate fundamentals.  Home prices continued to rise nationally.  In combination with ongoing declines in delinquencies, defaults and foreclosures in most sectors, the credit worthiness of most RMBS showed improvement.  Rising mortgage rates and rising home prices began to squeeze home affordability, and home sales and construction showed some weakness, but these trends have not impacted the credit worthiness of the sector.  Home Price Appreciation (“HPA”) slowed from about 6% to about 5% nationally, and most economists are projecting national prices to rise above inflation again next year.  Supply-demand technicals remain favorable as well, as the outstanding size of legacy RMBS declined by about 10% year-over-year to approximately $425 billion.  The mortgage credit curve flattened over the first half of the year as higher risk, longer duration securities outperformed, and yields compressed.  New issue, or next generation, RMBS issuance grew to about $125 billion during the year, and the liquidity, higher beta, range of structures and collateral, and range of risk/return profiles made this an increasingly important part of the mortgage credit sector.  We observed a growing opportunity to reallocate between legacy and newer issue securities, and expect this to be an increasingly important source of potential value in coming years.

We expect to maintain a similar overall Fund structure in 2019, with the largest allocation to non-agencies, made up of a combination of both legacy and newer issue securities, a modest allocation to CMBS, and a continued target duration of under two years.  There is more uncertainty in our forecast of the economy and the Fed in 2019.  However, with continued strength in the housing market’s credit fundamentals and solid economic underpinnings, we believe the Fund is well positioned for a range of market scenarios with a high relative yield and low relative level of rate sensitivity.  We expect that continued fundamental credit improvement in the real estate sector will further support attractive relative performance for the Fund.

We believe that one of the RMBS sector’s key attributes is its low level of interest rate sensitivity, which results in shortening maturities.  RMBS securities typically trade on price, rather than spread, because of their discount prices and their fundamental credit quality has historically demonstrated continued improvement.

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Approximately half of the universe contains variable interest rates, and over 75% of the Fund currently consists of floating rate securities.

The Fund’s effective duration as of November 30, 2018, was 1.1 years, versus 5.3 years for the Index, and the portfolio’s bonds have exhibited even less rate sensitivity than the duration would infer.  The Fund continued to have a yield advantage relative to the Index.  The Fund’s yield to maturity as of November 30, 2018 was 4.58%, versus the Index’s yield to maturity of 3.65%.  The Fund’s Institutional Class 30-day SEC yield as of November 30, 2018 was 4.2% subsidized and 4.2% unsubsidized.  This represents a nearly 50 basis point increase versus a year earlier.  The Fund’s Investor Class 30-day SEC yield as of November 30, 2018 was 3.94% subsidized and 3.94% unsubsidized.  The Fund’s Class A 30-day SEC yield as of November 30, 2018 was 3.86% subsidized and 3.86% unsubsidized.  The trailing 12-month yield for the Institutional Class was 5.91%, an increase of over 75 basis points versus the prior year.

At the end of November 2018, the Total Return Fund’s portfolio was well diversified with over 400 positions.  72% percent of the Fund’s portfolio was invested in non-agency RMBS, and 22% in non-agency CMBS.

The Semper Short Duration Fund (the “Short Duration Fund” or the “Fund”) ended the fiscal year on November 30, 2018, with approximately $167 million in assets, up more than $100 million versus one year earlier.  For the fiscal year ended November 30, 2018, performance for the Institutional Class was 2.45%, and for the Investor Class was 2.17%.  The performance of the Bloomberg Barclays Capital 1-3 Year U.S. Government Index during this same period was 0.78%.  The performance of the Bloomberg Barclays Capital 1-3 Year U.S. Treasury Index was 0.76% for the same period.

The front end of the yield curve rose steadily for much of the year, rising more than intermediate Treasury yields, which resulted in significant curve flattening.  The two-year Treasury began the fiscal year yielding 1.78% and rose by approximately 120 basis points as of November 8, staying ahead of increases in the target Fed Funds rate moves. The 2-year Treasury yield fell from 2.98% to 2.78% by the end of the fiscal year, and has fallen another 25 basis points in December.  The spread from 2-year to 10-year declined from 60 basis points to 20 basis points during the 12-month period, leading to speculation of a pending inversion and subsequent recession.

Performance for the Fund was positive each month during the fiscal year, buoyed by strong relative yield, solid credit performance, and low interest rate sensitivity.  Interest income contributed about 3.3% to performance, with price declines reducing performance by about 0.3%.  Fund performance has been positive each month since February 2016.  The Fund’s Institutional and Investor Classes each have a 5-star overall Morningstar rating in the Morningstar Ultrashort Bond Fund universe out of 144 funds as of November 30, 2018.  As of November 30, 2018, the Fund’s Institutional Class was top ranked in this universe based on trailing five-year performance among 119 funds.

Similar to the Total Return Fund, the Short Duration Fund is primarily allocated to structured credit sectors including MBS, CMBS, asset-backed securities (“ABS”), and senior tranches of collateralized loan obligations (“CLO”) rated AA or AAA.  Duration

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was kept low during the fiscal year, generally remaining in a range of 0.2 years to 0.5 years, and ending the fiscal year at 0.2 years.  At the end of November 2018, the Short Duration Fund was well diversified with over 250 positions.  9% of the Fund’s portfolio was invested in non-agency RMBS, 25% in agency MBS, 20% in CMBS, 20% in ABS, 24% in senior CLO securities, and 2% in cash equivalents.  75% of the Fund was invested in floating rate securities, typically resetting monthly above a one- or three-month LIBOR reference rate.  The focus on short duration structured credit resulted in an attractive yield to maturity (to forward yields) of 4.07% and a 30-day SEC yield of 3.07% subsidized, more than 1% higher than a year earlier, and 2.91% unsubsidized for the Institutional Class as of November 30, 2018.  The 30-day SEC yield for the Investor Class as of November 30, 2018 was 2.82% subsidized and 2.67% unsubsidized.  The trailing twelve-month yield for the Institutional Class was 2.74%.

We expect that the portfolio’s overall structure in 2019 will remain similar, with a significant allocation to RMBS, CMBS, and ABS with low interest rate sensitivity.  This low rate sensitivity is supported by the low average lives of most of the Fund’s positions, including the 75% allocation to floating rate securities. With the likelihood that the Fed will continue on a path of gradually raising their target interest rate, we believe that a continuation of our strategy, to invest in securities with credit sensitivity to improving real estate fundamentals but relatively low interest rate sensitivity, can best position the Fund to perform well in 2019 on an absolute and relative basis.

Both the Total Return Fund and the Short Duration Fund have significant capacity and appropriate liquidity, including lines of credit to be used only for redemption purposes, looking to the new fiscal year.

Sincerely,
Semper Capital Management, L.P.

Past performance is not a guarantee of future results.

Opinions expressed are those of Semper Capital Management, L.P., the Semper MBS Total Return Fund’s and the Semper Short Duration Bond Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.

The Funds invest in debt securities: As interest rates rise, the value of debt securities decrease; whereas prepayment risk tends to occur during periods of declining interest rates. This risk is usually greater for longer-term debt securities. Recent turbulence in the financial markets and reduced liquidity in credit and fixed-income market may have an adverse effect on the Funds. Investments in mortgage-backed and asset- backed securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. Accordingly, the Funds may not be suitable for all investors.

In addition, the MBS Total Return Fund invests in lower-rated and non-rated securities that present a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original

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amount invested by the Fund. The Fund may invest in securities that are less liquid which can be difficult to sell. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund may invest in To Be Announced (“TBA”) securities which involve interest rate and investment exposure risks. The Fund may invest in when-issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete listing of Fund holdings, please refer to the schedule of investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).  Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.

The Bloomberg Barclays 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg Barclays U.S. Aggregate Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S.

One cannot invest directly in an index.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history, without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of November 30, 2018, the Short Duration Fund had a 5 star rating for both 3 and 5 year performance out of 144 and 119 funds, respectively.  The Total Return Fund had a 4 star rating for the 3 year and a 5 star rating for the 5 year performance out of 278 and 169 funds, respectively.

Morningstar Rankings represent a fund’s total-return rank relative to all funds that have the same Morningstar Category. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

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©2018 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Effective Duration: Calculation for bonds with cash flow variability.  It takes into account that expected cash flows will fluctuate as interest rates change.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

Yield: Interest income divided by price for a bond or portfolio of bonds.

Yield to Maturity: Anticipated rate of return on a bond or portfolio of bonds if held until the maturity date.

30-Day SEC Yield: Standardized yield which is calculated based on a 30-day period ending on the last day of the previous month.  It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Par is the face value or nominal value of a bond.

Basis point equals 1/100th of 1%.

London Interbank Offered Rate (“LIBOR”) is an interest-rate average calculated from estimates submitted by the lending banks in London.

This report must be preceded or accompanied by a prospectus.

The Semper Funds are distributed by Quasar Distributors, LLC.

SEMPER MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

SEMPER SHORT DURATION FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2018 (Unaudited)

Percentages represent market value as a percentage of total investments.

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EXPENSE EXAMPLE at November 30, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/18 – 11/30/18).

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses, with actual net expenses being limited to 1.15%, 1.15% and 0.90% per the operating expenses limitation agreement for the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class shares, respectively, and limited to 0.85% and 0.60% per the operating expenses limitation agreement for the Semper Short Duration Fund – Investor Class and Institutional Class shares, respectively.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is different from the Fund’s actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at November 30, 2018 (Unaudited), Continued

Total Return Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/18	11/30/18	6/1/18 – 11/30/18(1)

Class A
Actual	$1,000.00	$1,010.70	$5.24
Hypothetical (5% return	$1,000.00	$1,019.85	$5.27
before expenses)

Investor Class
Actual	$1,000.00	$1,011.60	$5.24
Hypothetical (5% return	$1,000.00	$1,019.85	$5.27
before expenses)

Institutional Class
Actual	$1,000.00	$1,013.00	$3.99
Hypothetical (5% return	$1,000.00	$1,021.11	$4.00
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper MBS Total Return Fund – Class A, Investor Class and Institutional Class are 1.04%, 1.04% and 0.79%, respectively.

Short Duration Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/18	11/30/18	6/1/18 – 11/30/18(1)

Investor Class
Actual	$1,000.00	$1,010.80	$4.28
Hypothetical (5% return	$1,000.00	$1,020.81	$4.31
before expenses)

Institutional Class
Actual	$1,000.00	$1,013.10	$3.03
Hypothetical (5% return	$1,000.00	$1,022.06	$3.04
before expenses)

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.  The annualized expense ratios of the Semper Short Duration Fund – Investor Class and Institutional Class are 0.85% and 0.60%, respectively.

SEMPER MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Semper MBS Total Return Fund – Institutional Class vs
the Bloomberg Barclays U.S. MBS Index

				Since	Since
	One	Three	Five	Inception	Inception
Average Annual Total Return	Year	Years	Years	(7/22/13)	(12/18/2015)
Semper MBS Total Return Fund –
Investor Class	3.92%	4.29%	5.18%	6.40%	—
Semper MBS Total Return Fund –
Institutional Class	4.20%	4.56%	5.46%	6.67%	—
Semper MBS Total Return Fund –
Class A (with sales load)	1.82%	—	—	—	3.66%
Semper MBS Total Return Fund –
Class A (without sales load)	3.91%	—	—	—	4.37%
Bloomberg Barclays U.S. MBS Index	-0.49%	1.09%	2.06%	2.11%	1.10%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers were in effect prior to November 30, 2014.  In the absence of fee waivers, returns would be reduced.  For the years ended November 30, 2015, November 30, 2016 and November 30, 2017, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher.  Class A shares may be subject to a 2.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid adjustable rate mortgages – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million par outstanding with a weighted average maturity of at least one year.

SEMPER SHORT DURATION FUND

Comparison of the change in value of a $1,000,000 investment in the Semper Short Duration Fund – Institutional Class vs
the Bloomberg Barclays 1-3 Year Government Index and the
Bloomberg Barclays 1-3 Year U.S. Treasury Index

				Since
	One	Three	Five	Inception
Average Annual Total Return	Year	Years	Years	(12/23/10)
Semper Short Duration Fund – Investor Class	2.17%	2.28%	1.98%	2.24%
Semper Short Duration Fund – Institutional Class	2.45%	2.55%	2.25%	2.51%
Bloomberg Barclays 1-3 Year Government Index	0.78%	0.66%	0.63%	0.75%
Bloomberg Barclays 1-3 Year U.S. Treasury Index	0.76%	0.65%	0.62%	0.73%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-888-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Bloomberg Barclays 1-3 Year U.S. Government Index (the “Index”) includes Treasury and agency securities issued by the U.S. Government with a maturity from one up to (but not including) three years.  The Index contains only dollar denominated, investment grade issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

The Bloomberg Barclays 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years.  This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – NON-AGENCY – 0.8%
Cazenovia Creek Funding II LLC
Series 2018-1A, Class B, 3.984%, 7/15/30 (c)	$2,665,208	$2,664,996
SLM Private Credit Student Loan Trust
Series 2003-A, Class A3, 3.200%
(28 Day Auction Rate + 0.000%), 6/15/32 (h)	1,970,000	1,970,837
Series 2003-A, Class A4, 3.240%
(28 Day Auction Rate + 0.000%), 6/15/32 (h)	2,000,000	2,000,850
Series 2003-C, Class A3, 3.043%
(28 Day Auction Rate + 0.000%), 9/15/32 (h)	2,300,000	2,304,662
Series 2003-C, Class A4, 3.080%
(28 Day Auction Rate + 0.000%), 9/15/32 (h)	2,200,000	2,195,905
Series 2003-B, Class A3, 4.750%
(28 Day Auction Rate + 0.000%), 3/15/33 (h)	2,169,000	2,172,330
Series 2003-B, Class A4, 3.320%
(28 Day Auction Rate + 0.000%), 3/15/33 (h)	2,200,000	2,192,667
Total Asset-Backed Securities – Non-Agency
(cost $15,489,563)		15,502,247

ASSET-BACKED SECURITIES – REAL ESTATE – 0.1%
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class DT2, 4.446%, 8/16/49 (c)(e)	1,000,000	1,000,100
Total Asset-Backed Securities – Real Estate
(cost $999,998)		1,000,100

COLLATERALIZED DEBT OBLIGATIONS – 0.4%
InCaps Funding I Ltd.
4.738% (3 Month LIBOR USD + 2.000%), 6/1/33 (c)(h)	4,517,740	4,570,918
4.738% (3 Month LIBOR USD + 2.000%), 6/1/33 (a)(c)	692,192	700,287
MM Community Funding III
Series 2002-3, Class M2, 4.846%
(6 Month LIBOR USD + 2.050%), 5/1/32 (c)(e)(h)	1,117,895	1,098,332
Trapeza CDO VII Ltd.
Series 2007-12A, Class A1, 2.698%
(3 Month LIBOR USD + 0.290%), 4/6/42 (c)(e)(h)	1,149,032	1,080,091
Total Collateralized Debt Obligations
(cost $6,584,243)		7,449,628

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS – 1.9%
ACIS CLO Ltd.
Series 2014-4A, Class A, 3.961%
(3 Month LIBOR USD + 1.420%), 5/1/26 (c)(h)	$5,000,000	$5,005,035
Ares CLO Ltd.
Series 2015-1A, Class D, 8.546%
(3 Month LIBOR USD + 6.230%), 12/5/25 (c)(h)	4,650,000	4,652,880
BlueMountain CLO Ltd.
Series 2012-2A, Class DR2, 5.545%
(3 Month LIBOR USD + 2.900%), 11/20/28 (c)(h)	4,550,000	4,550,000
Series 2012-2A, Class ER2, 8.395%
(3 Month LIBOR USD + 5.750%), 11/20/28 (c)(h)	2,000,000	2,000,000
Carlyle US CLO Ltd.
Series 2016-4A, Class DR, 7.869%
(3 Month LIBOR USD + 5.400%), 10/20/27 (c)(h)	2,000,000	1,925,168
Cent CLO Ltd.
Series 2013-19X, Class C, 5.809%
(3 Month LIBOR USD + 3.300%), 10/29/25 (h)	998,000	995,666
Dryden XXV Senior Loan Fund
Series 2012-25A, Class CRR, 4.286%
(3 Month LIBOR USD + 1.850%), 10/15/27 (c)(h)	3,500,000	3,500,262
Gallatin CLO VIII Ltd.
Series 2017-1A, Class D, 5.686%
(3 Month LIBOR USD + 3.250%), 7/15/27 (c)(h)	4,100,000	4,094,461
Magnetite XVIII Ltd.
Series 2016-18A, Class DR, 5.316%
(3 Month LIBOR USD + 2.700%), 11/15/28 (c)(h)	2,500,000	2,500,000
Series 2016-18A, Class ER, 7.866%
(3 Month LIBOR USD + 5.250%), 11/15/28 (c)(h)	1,170,000	1,170,000
Oaktree CLO Ltd.
Series 2014-1A, Class A1R, 3.908%
(3 Month LIBOR USD + 1.290%), 5/13/29 (c)(h)	500,000	500,698
Park Avenue Institutional Advisers CLO Ltd.
Series 2018-1A, Class C, 5.822%
(3 Month LIBOR USD + 3.330%), 10/20/31 (c)(h)	2,500,000	2,487,705
Regatta VI Funding Ltd.
Series 2016-1A, Class DR, 5.169%
(3 Month LIBOR USD + 2.700%), 7/20/28 (c)(h)	500,000	498,658
York CLO 1 Ltd.
Series 2014-1A, Class DRR, 5.175%
(3 Month LIBOR USD + 3.010%), 10/22/29 (c)(h)	4,000,000	3,956,344
Total Collateralized Loan Obligations
(cost $38,056,927)		37,836,877

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
Fannie Mae-Aces
Series 2010-M6, Class SA, 4.075%
(1 Month LIBOR USD + 6.390%), 9/25/20 (g)(h)	$1,381,011	$56,891
GNMA REMIC Trust
Series 2012-25, Class IO, 0.549%, 8/16/52 (a)(g)	2,861,468	65,451
Series 2013-173, Class AC, 2.686%, 10/16/53 (a)	23,532	23,238
Total Commercial Mortgage-Backed Securities – Agency
(cost $291,011)		145,580

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 21.7%
Bayview Commercial Asset Trust
Series 2004-2, Class A, 2.745%
(1 Month LIBOR USD + 0.430%), 8/25/34 (c)(h)	1,250,589	1,235,022
Series 2006-2A, Class M1, 2.625%
(1 Month LIBOR USD + 0.310%), 7/25/36 (c)(h)	1,340,317	1,292,730
Series 2006-2A, Class M3, 2.665%
(1 Month LIBOR USD + 0.350%), 7/25/36 (c)(h)	1,937,477	1,792,319
Series 2006-3A, Class M1, 2.655%
(1 Month LIBOR USD + 0.340%), 10/25/36 (c)(h)	1,273,674	1,209,454
Series 2006-4A, Class A1, 2.545%
(1 Month LIBOR USD + 0.230%), 12/25/36 (c)(h)	1,194,031	1,155,800
Series 2006-4A, Class A2, 2.585%
(1 Month LIBOR USD + 0.270%), 12/25/36 (c)(h)	2,723,021	2,612,630
Series 2007-2A, Class A1, 2.585%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(h)	2,685,531	2,580,571
Series 2007-3, Class M1, 2.625%
(1 Month LIBOR USD + 0.310%), 7/25/37 (c)(h)	416,347	388,856
Series 2007-4A, Class A1, 2.765%
(1 Month LIBOR USD + 0.450%), 9/25/37 (c)(h)	15,382,765	14,764,069
Series 2007-6A, Class A3A, 3.565%
(1 Month LIBOR USD + 1.250%), 12/25/37 (c)(h)	2,698,446	2,700,081
Business Loan Express
Series 2003-1A, Class A, 3.315%
(1 Month LIBOR USD + 1.000%), 4/25/29 (c)(h)	325,005	314,777
Series 2003-AA, Class A, 3.257%
(1 Month LIBOR USD + 0.950%), 5/15/29 (c)(h)	168,048	156,551
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 2.807%
(1 Month LIBOR USD + 0.500%), 5/15/31 (c)(h)	522,468	510,719

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
CoreVest American Finance Trust
Series 2017-2, Class M, 5.622%, 12/25/27 (c)	$9,000,000	$9,370,512
Series 2018-1, Class D, 4.920%, 6/15/51 (c)	6,000,000	5,866,043
Series 2018-1, Class E, 5.913%, 6/15/51 (a)(c)	1,534,000	1,497,427
FirstKey Lending Trust
Series 2015-SFR1, Class E, 5.170%, 3/9/47 (a)(c)	4,697,936	4,674,221
Freddie Mac Military Housing Bonds Resecuritization Trust
Series 2015-R1, Class C3, 5.497%, 11/25/52 (a)(c)	3,046,811	2,880,661
Series 2015-R1, Class D1, 3.426%, 11/25/55 (a)(c)	1,453,673	1,323,979
FREMF Mortgage Trust
Series 2015-KF08, Class B, 7.157%
(1 Month LIBOR USD + 4.850%), 2/25/22 (c)(h)	831,622	837,066
Series 2014-KF05, Class B, 6.307%
(1 Month LIBOR USD + 4.000%), 9/25/22 (c)(h)	882,228	896,676
Series 2017-KF31, Class B, 5.207%
(1 Month LIBOR USD + 2.900%), 4/25/24 (c)(h)	2,284,290	2,290,177
Series 2017-KF35, Class B, 5.057%
(1 Month LIBOR USD + 2.750%), 8/25/24 (c)(h)	3,746,531	3,856,399
Series 2017-KF39, Class B, 4.807%
(1 Month LIBOR USD + 2.500%), 11/25/24 (c)(h)	3,089,942	3,116,191
Series 2018-KF42, Class B, 4.507%
(1 Month LIBOR USD + 2.200%), 12/25/24 (c)(h)	1,786,503	1,808,875
Series 2018-KF44, Class B, 4.457%
(1 Month LIBOR USD + 2.150%), 2/25/25 (c)(h)	2,675,155	2,699,678
Series 2018-K731, Class C, 3.910%, 2/25/25 (c)	1,005,000	947,172
Series 2018-KF47, Class B, 4.307%
(1 Month LIBOR USD + 2.000%), 5/25/25 (c)(h)	6,498,090	6,495,811
Series 2018-KF51, Class B, 4.265%
(1 Month LIBOR USD + 1.850%), 8/25/25 (c)(h)	8,043,842	8,058,924
Series 2018-KF53, Class B, 4.357%
(1 Month LIBOR USD + 2.050%), 10/25/25 (h)	1,500,000	1,497,370
Series 2017-KF33, Class B, 4.857%
(1 Month LIBOR USD + 2.550%), 6/25/27 (c)(h)	2,837,288	2,916,677
Series 2018-KF43, Class B, 4.457%
(1 Month LIBOR USD + 2.150%), 1/25/28 (c)(h)	4,564,000	4,572,557
Series 2018-KF48, Class B, 4.357%
(1 Month LIBOR USD + 2.050%), 6/25/28 (c)(h)	6,500,000	6,503,538
Series 2018-KF50, Class B, 4.215%
(1 Month LIBOR USD + 1.900%), 7/25/28 (c)(h)	1,525,000	1,523,628
Series 2018-KF52, Class B, 4.257%
(1 Month LIBOR USD + 1.950%), 9/25/28 (h)	7,000,000	6,966,839

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Home Partners of America Trust
Series 2016-2, Class D, 5.303%
(1 Month LIBOR USD + 3.000%), 10/17/33 (c)(h)	$3,500,000	$3,508,033
Series 2016-2, Class F, 7.003%
(1 Month LIBOR USD + 4.700%), 10/17/33 (c)(h)	4,250,000	4,265,899
Series 2018-1, Class E, 4.153%
(1 Month LIBOR USD + 1.850%), 7/17/37 (c)(h)	7,500,000	7,449,926
Series 2018-1, Class F, 4.653%
(1 Month LIBOR USD + 2.350%), 7/17/37 (c)(h)	15,000,000	15,038,028
Invitation Homes Trust
Series 2019-SFR2, Class F, 5.303%
(1 Month LIBOR USD + 3.000%), 12/17/36 (c)(h)	27,253,000	27,549,987
Series 2018-SFR1, Class D, 3.753%
(1 Month LIBOR USD + 1.450%), 3/17/37 (c)(h)	1,142,000	1,141,152
Series 2018-SFR1, Class E, 4.303%
(1 Month LIBOR USD + 2.000%), 3/17/37 (c)(h)	19,660,000	19,730,595
Series 2018-SFR1, Class F, 4.803%
(1 Month LIBOR USD + 2.500%), 3/17/37 (c)(h)	22,164,000	22,351,388
Series 2018-SFR2, Class E, 4.307%
(1 Month LIBOR USD + 2.000%), 6/17/37 (c)(h)	10,250,000	10,298,246
Series 2018-SFR2, Class F, 4.557%
(1 Month LIBOR USD + 2.250%), 6/17/37 (c)(h)	31,520,000	31,679,989
Series 2018-SFR3, Class A, 3.303%
(1 Month LIBOR USD + 1.000%), 7/17/37 (c)(h)	2,942,433	2,949,256
Series 2018-SFR3, Class D, 3.953%
(1 Month LIBOR USD + 1.650%), 7/17/37 (c)(h)	4,075,000	4,080,288
Series 2018-SFR3, Class E, 4.303%
(1 Month LIBOR USD + 2.000%), 7/17/37 (c)(h)	8,500,000	8,540,743
Series 2018-SFR3, Class F, 4.553%
(1 Month LIBOR USD + 2.250%), 7/17/37 (c)(h)	20,000,000	20,049,942
Progress Residential Trust
Series 2015-SFR2, Class F, 5.069%, 6/12/32 (c)	1,375,000	1,381,427
Series 2015-SFR3, Class F, 6.643%, 11/12/32 (c)	23,536,000	24,207,101
Series 2016-SFR2, Class D, 4.803%
(1 Month LIBOR USD + 2.500%), 1/17/34 (c)(h)	4,974,000	4,990,366
Series 2017-SFR1, Class E, 4.261%, 8/17/34 (c)	5,800,000	5,719,938
Series 2017-SFR1, Class F, 5.350%, 8/17/34 (c)	5,275,000	5,349,365
Series 2017-SFR2, Class E, 4.142%, 12/17/34 (c)	2,868,000	2,818,510
Series 2017-SFR2, Class F, 4.836%, 12/17/34 (c)	2,400,000	2,398,540
Series 2018-SFR1, Class E, 4.380%, 3/17/35 (c)	2,300,000	2,262,030
Series 2018-SFR1, Class F, 4.778%, 3/17/35 (c)	1,250,000	1,241,369
Series 2018-SFR2, Class D, 4.338%, 8/17/35 (c)	1,000,000	1,001,177
Series 2018-SFR2, Class E, 4.656%, 8/17/35 (c)	5,750,000	5,737,606

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Progress Residential Trust (Continued)
Series 2018-SFR2, Class F, 4.953%, 8/17/35 (c)	$4,150,000	$4,121,720
Series 2018-SFR3, Class E, 4.873%, 10/17/35 (c)	7,000,000	7,040,495
Series 2018-SFR3, Class F, 5.368%, 10/17/35 (c)	12,000,000	12,075,082
Tricon American Homes Trust
Series 2016-SFR1, Class F, 5.769%, 11/17/33 (c)	13,343,000	13,607,408
Series 2017-SFR1, Class D, 3.414%, 9/17/34 (c)	4,500,000	4,353,277
Series 2017-SFR1, Class F, 5.151%, 9/17/34 (c)	11,325,000	11,396,351
Series 2017-SFR2, Class F, 5.104%, 1/17/36 (c)	9,225,000	9,312,881
Series 2018-SFR1, Class E, 4.564%, 5/17/37 (c)(e)	6,250,000	6,061,885
Series 2018-SFR1, Class F, 4.960%, 5/17/37 (c)(e)	3,500,000	3,532,812
Velocity Commercial Capital Loan Trust
Series 2017-2, Class M4, 5.000%, 11/25/47 (a)(c)	911,752	889,192
Series 2017-2, Class M5, 6.420%, 11/25/47 (a)(c)	734,855	718,410
Series 2018-1, Class M5, 6.260%, 4/25/48 (c)	485,628	483,899
Series 2018-2, Class M3, 4.720%, 10/26/48 (a)(c)	490,229	500,992
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $421,445,995)		421,149,305

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 20.6%
FHLMC Structured Agency Credit Risk
Series 2013-DN2, Class M2, 6.565%
(1 Month LIBOR USD + 4.250%), 11/25/23 (h)	10,229,841	11,236,284
Series 2014-DN2, Class M2, 3.965%
(1 Month LIBOR USD + 1.650%), 4/25/24 (h)	3,175,281	3,202,883
Series 2014-DN2, Class M3, 5.915%
(1 Month LIBOR USD + 3.600%), 4/25/24 (h)	13,513,000	14,702,954
Series 2014-DN3, Class M3, 6.315%
(1 Month LIBOR USD + 4.000%), 8/25/24 (h)	3,134,156	3,391,533
Series 2015-DNA2, Class M3, 4.915%
(1 Month LIBOR USD + 2.600%), 12/25/27 (h)	464,872	472,541
Series 2015-DNA3, Class M2, 5.165%
(1 Month LIBOR USD + 2.850%), 4/25/28 (h)	313,717	322,920
Series 2015-DNA3, Class M3, 7.015%
(1 Month LIBOR USD + 4.700%), 4/25/28 (h)	6,730,000	7,886,750
Series 2015-DNA3, Class M3F, 6.015%
(1 Month LIBOR USD + 3.700%), 4/25/28 (h)	6,724,000	7,604,268
Series 2015-HQA2, Class M2, 5.115%
(1 Month LIBOR USD + 2.800%), 5/25/28 (h)	253,449	259,306
Series 2016-DNA2, Class M3, 6.965%
(1 Month LIBOR USD + 4.650%), 10/25/28 (h)	12,770,000	14,529,780

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
FHLMC Structured Agency Credit Risk (Continued)
Series 2016-HQA3, Class M3A, 6.165%
(1 Month LIBOR USD + 3.850%), 3/25/29 (h)	$4,424,000	$4,973,981
Series 2016-DNA4, Class M3B, 6.115%
(1 Month LIBOR USD + 3.800%), 3/25/29 (h)	2,125,000	2,387,990
Series 2016-HQA3, Class M3B, 6.165%
(1 Month LIBOR USD + 3.850%), 3/25/29 (h)	3,750,000	4,081,575
Series 2016-HQA4, Class M3, 6.215%
(1 Month LIBOR USD + 3.900%), 4/25/29 (h)	875,000	970,330
Series 2017-DNA2, Class M2A, 5.765%
(1 Month LIBOR USD + 3.450%), 10/25/29 (h)	8,325,000	9,194,709
Series 2017-DNA2, Class M2B, 5.765%
(1 Month LIBOR USD + 3.450%), 10/25/29 (h)	5,538,000	6,068,728
Series 2017-DNA3, Class M2A, 4.815%
(1 Month LIBOR USD + 2.500%), 3/25/30 (h)	7,680,000	8,172,208
Series 2017-DNA3, Class M2B, 4.815%
(1 Month LIBOR USD + 2.500%), 3/25/30 (h)	5,340,000	5,454,436
Series 2018-DNA1, Class M1, 2.765%
(1 Month LIBOR USD + 0.450%), 7/25/30 (h)	1,006,082	1,001,025
Series 2018-DNA1, Class M2, 4.115%
(1 Month LIBOR USD + 1.800%), 7/25/30 (h)	2,800,000	2,717,579
Series 2018-DNA1, Class M2A, 4.115%
(1 Month LIBOR USD + 1.800%), 7/25/30 (h)	11,265,000	11,477,607
Series 2018-DNA1, Class M2B, 4.115%
(1 Month LIBOR USD + 1.800%), 7/25/30 (h)	9,222,500	8,526,775
Series 2018-DNA2, Class M2B, 4.465%
(1 Month LIBOR USD + 2.150%), 12/25/30 (c)(e)(h)	4,750,000	4,453,125
Series 2018-DNA2, Class N2A, 4.465%
(1 Month LIBOR USD + 2.150%), 12/25/30 (c)(e)(h)	4,775,000	4,906,313
Series 2017-HRP1, Class M2D, 3.565%
(1 Month LIBOR USD + 1.250%), 12/25/42 (h)	1,300,000	1,285,832
Series 2018-HRP1, Class M2, 3.965%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(h)	16,537,371	16,594,776
Series 2018-HRP1, Class M2A, 3.965%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(h)	2,297,613	2,315,758
Series 2018-HRP1, Class M2B, 3.965%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(h)	1,000,000	1,007,601
Series 2018-HRP2, Class M2, 3.560%
(1 Month LIBOR USD + 1.250%), 2/25/47 (c)(h)	4,250,000	4,260,819
Series 2018-HRP2, Class M3, 4.710%
(1 Month LIBOR USD + 2.400%), 2/25/47 (c)(h)	25,250,000	25,258,936
Series 2018-SPI1, Class M2, 3.745%, 2/25/48 (a)(c)	3,000,000	2,722,031
Series 2018-SPI2, Class M2, 3.819%, 5/25/48 (a)(c)	2,329,080	2,113,990

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
FHLMC Structured Agency Credit Risk (Continued)
Series 2018-SPI3, Class M2, 4.167%, 8/25/48 (a)(c)	$2,250,000	$2,096,055
Series 2018-DNA3, Class M1, 3.065%
(1 Month LIBOR USD + 0.750%), 9/25/48 (c)(h)	305,000	304,798
Series 2018-DNA3, Class M2, 4.415%
(1 Month LIBOR USD + 2.100%), 9/25/48 (c)(h)	15,000,000	14,668,713
Series 2018-DNA3, Class M2AT, 3.515%
(1 Month LIBOR USD + 1.200%), 9/25/48 (c)(h)	4,100,000	4,102,709
Series 2018-DNA3, Class M2TB, 5.281%, 9/25/48 (c)	4,250,000	4,328,841
Series 2018-HQA2, Class M1, 3.065%
(1 Month LIBOR USD + 0.750%), 10/25/48 (h)	690,000	689,243
Series 2018-HQA2, Class M2, 4.615%
(1 Month LIBOR USD + 2.300%), 10/25/48 (h)	1,250,000	1,230,642
Series 2018-HQA2, Class M2AT, 3.565%
(1 Month LIBOR USD + 1.250%), 10/25/48 (c)(e)(h)	5,000,000	4,887,500
Series 2018-HQA2, Class M2TB, 5.637%, 10/25/48 (c)(e)	4,250,000	4,058,750
FHLMC Structured Pass Through Securities
Series T-67, Class 1A1C, 3.763%, 3/25/36 (a)	72,380	73,075
FNMA Connecticut Avenue Securities
Series 2014-C02, Class 2M2, 4.915%
(1 Month LIBOR USD + 2.600%), 5/25/24 (h)	3,748,950	3,917,149
Series 2014-C03, Class 2M2, 5.215%
(1 Month LIBOR USD + 2.900%), 7/25/24 (h)	1,541,157	1,626,688
Series 2014-C04, Class 1M2, 7.215%
(1 Month LIBOR USD + 4.900%), 11/25/24 (h)	5,397,070	6,112,409
Series 2016-C01, Class 1M2, 9.065%
(1 Month LIBOR USD + 6.750%), 8/25/28 (h)	1,245,000	1,478,794
Series 2016-C04, Class 1M2F, 5.065%
(1 Month LIBOR USD + 2.750%), 1/25/29 (h)	4,889,266	5,086,479
Series 2017-C03, Class 1ED5, 5.315%
(1 Month LIBOR USD + 3.000%), 10/25/29 (h)	8,303,617	8,988,812
Series 2017-C03, Class 1M2B, 5.315%
(1 Month LIBOR USD + 3.000%), 10/25/29 (h)	4,295,000	4,555,508
Series 2017-C03, Class 1M2C, 5.315%
(1 Month LIBOR USD + 3.000%), 10/25/29 (h)	3,111,529	3,248,862
Series 2017-C05, Class 1M1, 2.865%
(1 Month LIBOR USD + 0.550%), 1/25/30 (h)	5,740,637	5,733,350
Series 2017-C05, Class 1M2B, 4.515%
(1 Month LIBOR USD + 2.200%), 1/25/30 (h)	4,500,000	4,656,233
Series 2017-C06, Class 1EF5, 4.965%
(1 Month LIBOR USD + 2.650%), 2/25/30 (h)(e)	6,491,000	6,507,227
Series 2017-C06, Class 1M2A, 4.965%
(1 Month LIBOR USD + 2.650%), 2/25/30 (e)(h)	2,002,000	2,067,866

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
FNMA Connecticut Avenue Securities (Continued)
Series 2017-C06, Class 2M2A, 5.115%
(1 Month LIBOR USD + 2.800%), 2/25/30 (h)	$1,624,859	$1,674,801
Series 2017-C06, Class 2EF5, 5.115%
(1 Month LIBOR USD + 2.800%), 2/25/30 (h)	7,725,000	7,910,161
Series 2017-C07, Class 1EF5, 4.715%
(1 Month LIBOR USD + 2.400%), 5/25/30 (h)(e)	8,019,687	7,925,857
Series 2017-C07, Class 1M2A, 4.715%
(1 Month LIBOR USD + 2.400%), 5/25/30 (h)	2,587,315	2,678,676
Series 2017-C07, Class 2EF5, 4.815%
(1 Month LIBOR USD + 2.500%), 5/25/30 (h)(e)	5,926,000	5,858,444
Series 2017-C07, Class 2M2A, 4.815%
(1 Month LIBOR USD + 2.500%), 5/25/30 (h)(e)	1,150,000	1,182,430
Series 2018-C01, Class 1ED5, 4.565%
(1 Month LIBOR USD + 2.250%), 7/25/30 (h)	7,059,994	7,302,081
Series 2018-C01, Class 1M2C, 4.565%
(1 Month LIBOR USD + 2.250%), 7/25/30 (h)	2,550,003	2,491,623
Series 2018-C02, Class 2ED5, 4.515%
(1 Month LIBOR USD + 2.200%), 8/25/30 (h)	7,160,000	7,342,874
Series 2018-C02, Class 2M2C, 4.515%
(1 Month LIBOR USD + 2.200%), 8/25/30 (h)	2,500,000	2,340,212
Series 2018-C03, Class 1ED5, 4.465%
(1 Month LIBOR USD + 2.150%), 10/25/30 (h)	7,184,392	7,341,118
Series 2018-C03, Class 1M2C, 4.465%
(1 Month LIBOR USD + 2.150%), 10/25/30 (h)	2,487,804	2,422,467
Series 2018-C04, Class 2ED5, 4.865%
(1 Month LIBOR USD + 2.550%), 12/25/30 (h)	7,160,000	7,385,203
Series 2018-C04, Class 2M2C, 4.865%
(1 Month LIBOR USD + 2.550%), 12/25/30 (h)	2,500,000	2,358,855
Series 2018-C05, Class 1M2C, 4.665%
(1 Month LIBOR USD + 2.350%), 1/25/31 (h)	1,000,000	935,924
Series 2018-C05, Class 1M2, 4.665%
(1 Month LIBOR USD + 2.350%), 1/25/31 (h)	4,000,000	3,978,357
Series 2018-C05, Class 1ED5, 4.665%
(1 Month LIBOR USD + 2.350%), 1/25/31 (h)	7,500,000	7,437,150
Series 2018-C06, Class 1ED3, 3.615%
(1 Month LIBOR USD + 1.300%), 3/25/31 (e)(h)	12,883,333	12,818,916
Series 2018-C06, Class 2ED3, 3.615%
(1 Month LIBOR USD + 1.300%), 3/25/31 (e)(h)	8,750,000	8,706,250
Series 2018-C06, Class 1J3, 5.681%, 3/25/31 (a)(e)	3,708,334	3,504,376
Series 2018-C06, Class 2J3, 5.981%, 3/25/31 (a)(e)	2,333,000	2,204,685
Series 2018-R07, Class 1B1, 6.665%
(1 Month LIBOR USD + 4.350%), 4/25/31 (c)(h)	3,109,000	3,099,996

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
FNMA Connecticut Avenue Securities (Continued)
Series 2018-R07, Class 1ED3, 3.815%
(1 Month LIBOR USD + 1.500%), 4/25/31 (c)(e)(h)	$5,200,000	$5,200,000
Series 2018-R07, Class 1J3, 6.481%, 4/25/31 (a)(c)(e)	1,000,000	1,000,000
Series 2018-R07, Class 1M2, 4.715%
(1 Month LIBOR USD + 2.400%), 4/25/31 (c)(h)	1,000,000	997,519
FNMA Grantor Trust
Series 2003-T2, Class A1, 2.595%
(1 Month LIBOR USD + 0.140%), 3/25/33 (h)	57,578	56,463
Series 2004-T3, Class 2A, 4.344%, 8/25/43 (a)	69,400	71,816
FNMA Pool
5.500%, 5/1/36, #871313	7,208	7,405
5.000%, 8/1/37, #888534	15,286	15,710
FNMA REMIC Trust
Series 2007-30, Class ZM, 4.250%, 4/25/37	50,853	51,738
Series 2007-W8, Class 1A5, 6.390%, 9/25/37 (a)	15,404	17,306
GNMA II Pool
5.000%, 6/20/40, #745378	66,109	69,063
Total Residential Mortgage-Backed Securities –
Agency (cost $401,355,744)		400,362,522

RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 51.5%
ACE Securities Corp. Home Equity Loan Trust
Series 2006-HE4, Class A2B, 2.425%
(1 Month LIBOR USD + 0.110%), 10/25/36 (h)	13,011,158	7,738,537
Series 2006-HE4, Class A1, 2.455%
(1 Month LIBOR USD + 0.140%), 10/25/36 (h)	1,069,569	654,996
AFC Home Equity Loan Trust
Series 1997-3, Class 1A4, 7.470%, 9/27/27 (l)	191,341	190,615
American Home Mortgage Assets Trust
Series 2006-3, Class 2A11, 2.993%
(12 Month US Treasury Average + 0.940%), 10/25/46 (h)	17,383,386	15,218,131
Series 2006-6, Class A1A, 2.505%
(1 Month LIBOR USD + 0.190%), 12/25/46 (h)	14,131,320	12,081,927
Series 2006-3, Class 2A11, 2.675%
(1 Month LIBOR USD + 0.360%), 12/25/46 (h)	13,809,963	13,219,577
Series 2007-2, Class A1, 2.440%
(1 Month LIBOR USD + 0.125%), 3/25/47 (h)	8,833,757	8,100,202
Series 2007-5, Class A1, 2.505%
(1 Month LIBOR USD + 0.190%), 6/25/47 (h)	1,785,998	1,610,855

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
American Home Mortgage Assets Trust (Continued)
Ameriquest Mortgage Securities Trust
Series 2006-M3, Class A1, 2.490%
(1 Month LIBOR USD + 0.175%), 10/25/36 (h)	$16,004,043	$10,389,330
Series 2006-M3, Class A2D, 2.555%
(1 Month LIBOR USD + 0.240%), 10/25/36 (h)	8,769,672	3,803,343
Argent Securities Inc. Asset-Backed Pass-Through Certificates
Series 2005-W2, Class M2, 2.825%
(1 Month LIBOR USD + 0.510%), 10/25/35 (h)	32,747,657	31,735,571
Asset Backed Securities Corp. Home Equity Loan Trust
Series 1999-LB1, Class A1F, 7.110%, 6/21/29	1,351,003	1,390,112
Asset Backed Securities Corp.
Long Beach Home Equity Loan Trust
Series 2000-LB1, Class AF5, 7.661%, 9/21/30 (l)	582,183	595,679
Banc of America Funding Corp.
Series 2008-R4, Class 1A4, 2.731%
(1 Month LIBOR USD + 0.450%), 7/25/37 (c)(h)	2,426,174	1,626,880
Series 2007-5, Class 7A2, 31.204%
(1 Month LIBOR USD + 46.150%), 7/25/47 (h)(j)	148,840	231,062
Bayview Financial Mortgage Pass-Through Trust
Series 2005-C, Class M4, 3.137%
(1 Month LIBOR USD + 0.800%), 6/28/44 (h)	3,037,000	2,940,560
BCAP LLC Trust
Series 2006-AA2, Class A1, 2.485%
(1 Month LIBOR USD + 0.170%), 1/25/37 (h)	5,828,985	5,528,728
Series 2007-AA2, Class 12A1, 2.525%
(1 Month LIBOR USD + 0.210%), 5/25/47 (h)	7,598,651	6,998,582
Bear Stearns ALT-A Trust
Series 2005-8, Class 11A1, 2.855%
(1 Month LIBOR USD + 0.540%), 10/25/35 (h)	5,828,374	5,664,188
Series 2005-9, Class 11A1, 2.835%
(1 Month LIBOR USD + 0.520%), 11/25/35 (h)	8,035,701	8,756,771
Bear Stearns Asset Backed Securities I Trust
Series 2006-IM1, Class A3, 2.595%
(1 Month LIBOR USD + 0.280%), 4/25/36 (h)	13,199,775	14,061,208
Series 2006-IM1, Class A6, 2.635%
(1 Month LIBOR USD + 0.320%), 4/25/36 (h)	13,053,888	13,720,506
Series 2006-HE9, Class 1A3, 2.545%
(1 Month LIBOR USD + 0.230%), 11/25/36 (h)	11,943,000	11,060,413
Series 2007-HE5, Class M1, 2.665%
(1 Month LIBOR USD + 0.350%), 6/25/47 (h)	10,775,000	8,838,450
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.203%, 3/25/31	199,992	199,807

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Bellemeade Re Ltd.
Series 2018-3A, Class M2, 5.065%
(1 Month LIBOR USD + 2.750%), 10/25/27 (c)(h)	$1,875,000	$1,881,967
CAM Mortgage Trust
Series 2018-1, Class A2, 5.000%, 12/1/65 (a)(c)	564,000	561,940
CHL GMSR Issuer Trust
Series 2018-GT1, Class A, 5.065%
(1 Month LIBOR USD + 2.750%), 5/25/23 (c)(h)	3,750,000	3,756,623
Citigroup Mortgage Loan Trust
Series 2013-2, Class 4A2, 3.031%, 8/25/35 (a)(c)	7,711,223	6,643,404
Series 2009-6, Class 16A2, 6.000%, 3/25/36 (a)(c)	1,612,327	1,559,197
Series 2007-WFH2, Class M3, 2.785%
(1 Month LIBOR USD + 0.470%), 3/25/37 (h)	9,500,000	8,826,976
CitiMortgage Alternative Loan Trust
Series 2007-A7, Class 2A1, 2.715%
(1 Month LIBOR USD + 0.400%), 7/25/37 (h)	343,978	291,148
COLT Funding LLC
Series 2017-1, Class B1, 5.019%, 5/27/47 (a)(c)	3,700,000	3,659,846
Series 2018-1, Class B1, 4.362%, 2/25/48 (a)(c)	5,300,000	5,262,493
Series 2018-3, Class M2, 4.583%, 10/26/48 (a)(c)(e)	1,190,000	1,189,256
Conseco Finance Home Loan Trust
Series 2000-E, Class B1, 10.260%, 8/15/31 (a)	360,320	396,246
Countrywide Alternative Loan Trust
Series 2004-15, Class 2A2, 4.351%, 9/25/34 (a)	555,745	504,481
Series 2005-J10, Class 1A9, 3.015%
(1 Month LIBOR USD + 0.700%), 10/25/35 (h)	1,154,068	965,956
Series 2005-54CB, Class 1A8, 5.500%, 11/25/35	649,600	440,475
Series 2005-60T1, Class A3, 2.815%
(1 Month LIBOR USD + 0.500%), 12/25/35 (h)	2,805,795	2,037,281
Series 2006-2CB, Class A4, 2.715%
(1 Month LIBOR USD + 0.400%), 3/25/36 (h)	7,946,042	4,721,056
Series 2006-18CB, Class A1, 2.785%
(1 Month LIBOR USD + 0.470%), 7/25/36 (h)	10,251,453	6,871,003
Series 2006-20CB, Class A6, 2.815%
(1 Month LIBOR USD + 0.500%), 7/25/36 (h)	7,928,047	4,486,044
Series 2006-28CB, Class A19, 2.715%
(1 Month LIBOR USD + 0.400%), 10/25/36 (h)	627,050	399,965
Series 2006-45T1, Class 1A2, 2.865%
(1 Month LIBOR USD + 0.550%), 2/25/37 (h)	9,300,321	4,360,570
Series 2007-16CB, Class 1A2, 2.715%
(1 Month LIBOR USD + 0.400%), 8/25/37 (h)	1,219,757	1,035,411

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Countrywide Alternative Loan Trust (Continued)
Series 2007-16CB, Class 1A5, 2.715%
(1 Month LIBOR USD + 0.400%), 8/25/37 (h)	$2,918,743	$2,477,623
Countrywide Asset-Backed Certificates
Series 2006-S4, Class A5, 6.236%, 7/25/34 (a)	3,863,530	3,969,804
Series 2006-21, Class 1A, 2.455%
(1 Month LIBOR USD + 0.140%), 5/25/35 (h)	401,842	380,133
Series 2006-23, Class 2A4, 2.535%
(1 Month LIBOR USD + 0.220%), 5/25/37 (h)	14,419,000	13,739,202
Series 2007-BC2, Class 2A4, 2.605%
(1 Month LIBOR USD + 0.290%), 6/25/37 (h)	8,700,000	8,418,472
Series 2007-12, Class 2A3, 3.115%
(1 Month LIBOR USD + 0.800%), 8/25/47 (h)	513,443	503,542
Countrywide Home Loans
Series 2003-56, Class 9A1, 3.977%, 12/25/33 (a)	87,499	88,312
Series 2007-11, Class A1, 6.000%, 8/25/37	6,167,684	4,985,639
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR18, Class 4M3, 5.215%
(1 Month LIBOR USD + 2.900%), 7/25/33 (h)	1,198,257	1,174,375
Credit Suisse Mortgage Trust
Series 2014-7R, Class 7A4, 2.431%, 8/27/36 (a)(c)	10,271,250	9,396,241
Series 2015-1R, Class 6A2, 2.561%
(1 Month LIBOR USD + 0.280%), 5/27/37 (c)(h)	2,700,165	2,437,737
Series 2010-6R, Class 2A6B, 6.250%, 7/26/37 (c)	8,897,291	9,595,198
Series 2010-6R, Class 2A7, 6.250%, 5/26/48 (c)	16,756,603	10,084,542
Deephaven Residential Mortgage Trust
Series 2017-1A, Class B1, 6.250%, 12/26/46 (a)(c)	8,300,000	8,393,893
Series 2017-3A, Class B1, 4.814%, 10/25/47 (a)(c)	3,000,000	3,019,533
Series 2018-2A, Class B1, 4.776%, 4/25/58 (a)(c)	1,500,000	1,500,610
Series 2018-3, Class B1, 5.007%, 8/25/58 (a)(c)(e)	2,650,000	2,646,603
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-AR3, Class 1A1, 2.455%
(1 Month LIBOR USD + 0.140%), 6/25/37 (h)	4,748,299	4,465,027
Fieldstone Mortgage Investment Trust
Series 2007-1, Class 2A2, 2.585%
(1 Month LIBOR USD + 0.270%), 4/25/47 (h)	4,419,286	3,345,800
First Horizon Alternative Mortgage Securities Trust
Series 2005-FA6, Class A8, 2.815%
(1 Month LIBOR USD + 0.500%), 9/25/35 (h)	896,706	701,151
First Horizon Mortgage Pass-Through Trust
Series 2006-AR2, Class 1A1, 1.750%, 7/25/36 (a)	61,902	50,939
Flagstar Mortgage Trust
Series 2018-5, Class B3, 4.572%, 9/25/48 (a)(c)	996,939	990,425

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (l)	$232,326	$236,706
GreenPoint Mortgage Funding Trust
Series 2005-AR4, Class 4A1A, 2.935%
(1 Month LIBOR USD + 0.620%), 10/25/45 (h)	25,835,186	23,620,423
Series 2006-AR4, Class A5, 2.540%
(1 Month LIBOR USD + 0.225%), 9/25/46 (h)	11,535,517	11,116,908
Homeward Opportunities Fund Trust
Series 2018-1, Class M1, 4.548%, 6/25/48 (a)(c)(e)	1,250,000	1,237,500
Series 2018-1, Class B1, 5.295%, 6/25/48 (a)(c)	1,000,000	1,001,348
IMC Home Equity Loan Trust
Series 1998-3, Class A7, 6.720%, 8/20/29 (l)	1,126,584	1,118,096
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (f)	264,037	264,464
Impac Secured Assets Trust
Series 2006-5, Class 1A1C, 2.585%
(1 Month LIBOR USD + 0.270%), 2/25/37 (h)	18,022,341	15,657,085
IndyMac Residential Asset-Backed Trust
Series 2007-A, Class 2A2, 2.505%
(1 Month LIBOR USD + 0.190%), 4/25/37 (h)	372,606	272,932
JP Morgan Mortgage Acquisition Trust
Series 2006-CW1, Class M2, 2.605%
(1 Month LIBOR USD + 0.290%), 5/25/36 (h)	8,200,000	6,522,718
Series 2006-NC2, Class M1, 2.585%
(1 Month LIBOR USD + 0.270%), 7/25/36 (h)	1,000,000	955,829
Series 2006-HE3, Class A3, 2.425%
(1 Month LIBOR USD + 0.110%), 11/25/36 (h)	4,385,809	3,796,649
Series 2006-HE3, Class A4, 2.475%
(1 Month LIBOR USD + 0.160%), 11/25/36 (h)	2,900,629	2,528,942
Series 2006-HE3, Class A5, 2.555%
(1 Month LIBOR USD + 0.240%), 11/25/36 (h)	7,501,628	6,614,686
Series 2007-CH3, Class M1, 2.615%
(1 Month LIBOR USD + 0.300%), 3/25/37 (h)	175,000	161,913
JP Morgan Mortgage Trust
Series 2014-IVR3, Class B4, 3.033%, 9/25/44 (a)(c)	2,010,718	1,966,125
Series 2015-1, Class B2, 3.196%, 12/25/44 (a)(c)	4,509,444	4,499,880
Series 2015-1, Class B3, 3.196%, 12/25/44 (a)(c)	4,485,199	4,471,440
Series 2015-1, Class B4, 3.196%, 12/25/44 (a)(c)	4,727,642	4,692,749
Series 2015-5, Class B3, 3.119%, 5/25/45 (a)(c)	2,746,877	2,701,421
Series 2015-5, Class B4, 3.119%, 5/25/45 (a)(c)	3,112,000	2,969,493
Series 2018-7FRB, Class B3, 3.536%, 4/25/46 (a)(c)	1,094,877	1,065,300
Series 2018-7FRB, Class B2, 3.536%, 4/25/46 (a)(c)	2,931,284	2,929,851
Series 2017-2, Class AX3, 0.500%, 5/25/47 (a)(c)(e)(g)	21,256,325	559,041

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
JP Morgan Mortgage Trust (Continued)
Series 2017-3, Class 1AX1, 0.460%, 8/25/47 (a)(c)(g)	$56,965,282	$1,468,468
Series 2018-1, Class AX1, 0.269%, 6/25/48 (a)(c)(g)	92,348,028	1,375,053
Series 2018-3, Class AX1, 0.283%, 9/25/48 (a)(c)(g)	60,860,245	1,022,702
Series 2018-3, Class B2, 3.783%, 9/25/48 (a)(c)	2,740,258	2,636,353
Series 2018-4, Class AX1, 0.298%, 10/25/48 (a)(c)(g)	47,958,957	906,635
Series 2017-5, Class B2, 3.173%, 10/26/48 (a)(c)	3,063,884	2,983,532
Series 2017-6, Class AX1, 0.350%, 12/25/48 (a)(c)(g)	73,307,296	1,543,430
Series 2018-6, Class 1AX1, 0.575%, 12/25/48 (a)(c)(g)	52,965,589	1,529,916
Series 2018-6, Class B2, 4.011%, 12/25/48 (a)(c)	1,238,756	1,202,852
Series 2018-6, Class B1, 4.011%, 12/25/48 (a)(c)	3,139,504	3,103,642
Series 2018-8, Class AX1, 0.237%, 1/25/49 (a)(c)(g)	117,908,130	1,600,933
JP Morgan Seasoned Mortgage Trust
Series 2014-1, Class B2, 2.846%, 5/25/33 (a)(c)	7,321,614	7,231,345
Series 2014-1, Class B3, 2.846%, 5/25/33 (a)(c)	5,608,044	5,516,312
Lehman Mortgage Trust
Series 2005-2, Class 2A1, 2.995%
(1 Month LIBOR USD + 0.680%), 12/25/35 (h)	1,509,701	1,220,352
Series 2008-4, Class A1, 2.695%
(1 Month LIBOR USD + 0.380%), 1/25/37 (h)	42,892,877	21,956,598
Series 2006-9, Class 1A5, 2.915%
(1 Month LIBOR USD + 0.600%), 1/25/37 (h)	5,459,155	4,115,249
Lehman XS Trust
Series 2007-6, Class 3A1, 2.475%
(1 Month LIBOR USD + 0.160%), 5/25/37 (h)	4,113,703	4,045,979
Series 2007-6, Class 3A2, 4.746%, 5/25/37 (f)	4,519,591	4,522,140
Series 2007-6, Class 3A5, 4.746%, 5/25/37 (f)	205,148	201,274
Series 2006-9, Class A1C, 2.575%
(1 Month LIBOR USD + 0.260%), 5/25/46 (h)	5,039,182	4,509,568
Long Beach Mortgage Loan Trust
Series 2006-WL2, Class 2A4, 2.615%
(1 Month LIBOR USD + 0.300%), 1/25/36 (h)	5,746,318	5,181,149
Series 2006-WL3, Class 2A4, 2.615%
(1 Month LIBOR USD + 0.300%), 1/25/36 (h)	22,648,138	20,144,563
Series 2006-WL1, Class M1, 2.945%
(1 Month LIBOR USD + 0.630%), 1/25/46 (h)	1,725,000	1,640,126
LSTAR Securities Investment Ltd.
Series 2017-5R, Class A, 4.814%
(1 Month LIBOR USD + 2.500%), 5/6/22 (c)(e)(h)	24,351,852	24,351,852
Series 2017-9R, Class A, 4.914%
(1 Month LIBOR USD + 0.000%), 9/5/22 (c)(e)(h)	18,929,124	18,929,124
Series 2017-6R, Class A, 4.914%
(1 Month LIBOR USD + 0.000%), 9/6/22 (c)(h)	24,736,608	24,732,007

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
LSTAR Securities Investment Ltd. (Continued)
Series 2017-8, Class A, 3.949%
(1 Month LIBOR USD + 1.650%), 11/1/22 (c)(h)	$1,719,690	$1,732,997
Series 2017-8R, Class A, 4.814%
(1 Month LIBOR USD + 0.000%), 11/5/22 (c)(h)	17,284,908	17,261,262
Series 2018-1R, Class A, 4.814%
(1 Month LIBOR USD + 0.000%), 2/3/23 (c)(e)(h)	15,647,677	15,652,567
Series 2018-2, Class A2, 4.799%
(1 Month LIBOR USD + 2.500%), 4/1/23 (c)(h)	16,950,000	16,715,141
MASTR Asset Backed Securities Trust
Series 2003-WMC2, Class M5, 8.315%
(1 Month LIBOR USD + 6.000%), 8/25/33 (h)	255,656	256,845
Series 2007-WMC1, Class A2, 2.365%
(1 Month LIBOR USD + 0.050%), 1/25/37 (h)	3,679,333	1,442,060
Series 2007-WMC1, Class A3, 2.415%
(1 Month LIBOR USD + 0.100%), 1/25/37 (h)	1,022,769	402,014
Series 2007-WMC1, Class A4, 2.475%
(1 Month LIBOR USD + 0.160%), 1/25/37 (h)	6,953,090	2,739,998
Morgan Stanley ABS Capital I Inc. Trust
Series 2006-WMC2, Class A2C, 2.465%
(1 Month LIBOR USD + 0.150%), 7/25/36 (h)	6,065,319	3,340,592
Series 2007-NC1, Class A2B, 2.415%
(1 Month LIBOR USD + 0.100%), 11/25/36 (h)	3,306,255	2,022,951
Series 2007-NC1, Class A1, 2.445%
(1 Month LIBOR USD + 0.130%), 11/25/36 (h)	10,657,934	5,842,895
Series 2007-NC1, Class A2D, 2.535%
(1 Month LIBOR USD + 0.220%), 11/25/36 (h)	4,943,264	3,130,887
Morgan Stanley Home Equity Loan Trust
Series 2007-2, Class A4, 2.665%
(1 Month LIBOR USD + 0.350%), 4/25/37 (h)	5,989,044	4,150,563
New Century Home Equity Loan Trust
Series 2006-2, Class A2C, 2.565%
(1 Month LIBOR USD + 0.250%), 8/25/36 (h)	7,965,000	7,065,374
New Residential Mortgage LLC
Series 2018-FNT1, Class E, 4.890%, 5/25/23 (c)(e)	1,369,889	1,360,745
Series 2018-FNT2, Class E, 5.120%, 7/25/54 (c)	4,043,549	4,039,729
New Residential Mortgage Loan Trust
Series 2015-1A, Class B3, 5.390%, 5/28/52 (a)(c)	3,351,158	3,506,903
Series 2014-1A, Class B1IO, 1.039%, 1/25/54 (a)(c)(g)	396,666	13,592
Series 2014-1A, Class B5, 6.039%, 1/25/54 (a)(c)	1,669,035	1,700,026
Series 2017-5A, Class B2, 3.815%
(1 Month LIBOR USD + 1.500%), 6/25/57 (c)(h)	3,680,770	3,765,052
Series 2017-5A, Class B3, 4.410%, 6/25/57 (a)(c)(e)	1,959,302	2,004,562

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2005-AP3, Class A3, 5.318%, 8/25/35 (a)	$429,087	$277,875
Oaktown Re II Ltd.
Series 2018-1A, Class M2, 5.165%
(1 Month LIBOR USD + 2.850%), 7/25/28 (c)(h)	1,957,000	1,958,236
Option One Mortgage Loan Trust
Series 2007-HL1, Class 2A2, 2.565%
(1 Month LIBOR USD + 0.250%), 2/25/38 (h)	571,682	463,656
PNMAC GMSR Issuer Trust
Series 2018-FT1, Class A, 4.665%
(1 Month LIBOR USD + 2.350%), 4/25/23 (c)(e)(h)	3,000,000	3,016,875
Series 2018-GT2, Class A, 4.965%
(1 Month LIBOR USD + 2.650%), 8/25/25 (c)(h)	2,250,000	2,258,796
Preston Ridge Partners Mortgage Trust
Series 2018-1A, Class A2, 5.000%, 4/25/23 (a)(c)(e)	1,000,000	991,000
Series 2018-2A, Class A2, 5.000%, 8/25/23 (a)(c)	500,000	488,745
Series 2018-3A, Class A2, 5.808%, 10/25/23 (a)(c)	1,000,000	1,000,693
Pretium Mortgage Credit Partners I, LLC
Series 2018-NPL4, Class A1, 4.826%, 9/27/58 (c)(l)	1,500,000	1,501,347
RAAC Series Trust
Series 2004-SP1, Class AI3, 6.118%, 3/25/34 (f)	14,350	14,489
RALI Series Trust
Series 2006-QS6, Class 1AV, 0.755%, 6/25/36 (a)(g)	11,076,832	284,287
Series 2006-QS6, Class 1A11, 3.015%
(1 Month LIBOR USD + 0.700%), 6/25/36 (h)	4,888,766	4,111,164
Series 2007-QS1, Class 1A5, 2.865%
(1 Month LIBOR USD + 0.550%), 1/25/37 (h)	8,128,164	6,447,353
RAMP Series Trust
Series 2005-EFC6, Class M4, 3.200%
(1 Month LIBOR USD + 0.885%), 11/25/35 (h)	3,000,000	2,845,297
Series 2007-RS1, Class A3, 2.485%
(1 Month LIBOR USD + 0.170%), 2/25/37 (h)	12,588,912	6,614,042
Series 2007-RS1, Class A4, 2.595%
(1 Month LIBOR USD + 0.280%), 2/25/37 (h)	9,303,597	2,996,380
RBSSP Resecuritization Trust
Series 2009-7, Class 9A3, 5.000%, 9/26/36 (a)(c)	1,690,477	1,281,456
Series 2009-7, Class 6A2, 6.500%, 10/26/36 (a)(c)	843,022	794,370
Reperforming Loan REMIC Trust
Series 2005-R1, Class 1AF1, 2.675%
(1 Month LIBOR USD + 0.360%), 3/25/35 (c)(h)	3,891,150	3,657,419
Series 2006-R1, Class AF1, 2.655%
(1 Month LIBOR USD + 0.340%), 1/25/36 (c)(h)	4,746,267	4,676,057

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Residential Accredit Loans, Inc. Series Trust
Series 2005-QS13, Class 2A1, 3.015%
(1 Month LIBOR USD + 0.700%), 9/25/35 (h)	$5,998,370	$5,191,742
Series 2006-QS6, Class 1A9, 2.915%
(1 Month LIBOR USD + 0.600%), 6/25/36 (h)	5,981,046	4,960,042
Series 2008-QR1, Class 2A1, 2.815%
(1 Month LIBOR USD + 0.500%), 9/25/36 (h)	2,154,090	1,667,058
Series 2006-QS18, Class 1A1, 2.915%
(1 Month LIBOR USD + 0.600%), 12/25/36 (h)	6,512,829	5,259,479
Residential Funding Securities Corp.
Series 2002-RP1, Class A1, 3.175%
(1 Month LIBOR USD + 0.860%), 3/25/33 (c)(h)	857,543	832,060
SACO I Trust
Series 2005-1, Class M2, 3.365%
(1 Month LIBOR USD + 1.050%), 3/25/35 (c)(h)	64,579	63,926
Seasoned Credit Risk Transfer Trust
Series 2016-1, Class M1, 3.000%, 9/25/55 (a)(c)	1,025,000	984,687
Series 2017-1, Class M2, 4.000%, 1/25/56 (a)(c)(e)	4,450,000	3,931,473
Series 2017-3, Class M2, 4.750%, 7/25/56 (a)	9,450,000	8,894,530
Series 2017-2, Class M2, 4.000%, 8/25/56 (a)(c)(e)	6,675,000	5,891,468
Series 2018-1, Class M, 4.750%, 5/25/57 (a)	6,225,000	5,960,985
Series 2018-3, Class M, 4.750%, 8/25/57 (a)(c)	6,273,000	6,025,710
Series 2018-2, Class M, 4.750%, 11/25/57	7,475,000	7,259,234
Securitized Asset Backed Receivables LLC Trust
Series 2006-FR3, Class A3, 2.565%
(1 Month LIBOR USD + 0.250%), 5/25/36 (h)	458,051	291,138
Series 2006-HE1, Class A2C, 2.475%
(1 Month LIBOR USD + 0.160%), 7/25/36 (h)	17,767,193	8,677,227
Sequoia Mortgage Trust
Series 2013-2, Class AIO2, 1.143%, 2/25/43 (a)(g)	6,743,236	435,684
Series 2013-7, Class AIO2, 0.547%, 6/25/43 (a)(g)	41,529,023	1,290,452
Series 2013-9, Class B2, 3.500%, 7/25/43 (c)	4,385,827	4,290,936
Series 2017-1, Class AIO3, 0.500%, 2/25/47 (a)(c)(g)	15,055,343	447,948
Series 2018-5, Class AIO1, 0.459%, 5/25/48 (a)(c)(g)	57,692,257	1,516,750
Series 2018-7, Class AIO1, 0.255%, 9/25/48 (a)(c)(g)	107,705,890	1,225,930
Series 2018-7, Class B3, 4.255%, 9/25/48 (a)(c)	1,954,900	1,859,599
Soundview Home Loan Trust
Series 2006-1, Class A5, 2.625%
(1 Month LIBOR USD + 0.310%), 2/25/36 (h)	11,625,000	11,087,196
Series 2006-OPT5, Class 2A4, 2.555%
(1 Month LIBOR USD + 0.240%), 7/25/36 (h)	9,450,000	8,637,355
Series 2006-WF1, Class A4, 2.595%
(1 Month LIBOR USD + 0.280%), 10/25/36 (h)	1,707,289	1,686,085

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Structured Asset Investment Loan Trust
Series 2003-BC9, Class M1, 3.365%
(1 Month LIBOR USD + 1.050%), 8/25/33 (h)	$1,388,562	$1,383,695
Series 2006-BNC3, Class A4, 2.625%
(1 Month LIBOR USD + 0.310%), 9/25/36 (h)	4,125,000	2,239,037
Structured Asset Securities Corp.
Series 2007-BC3, Class 2A3, 2.495%
(1 Month LIBOR USD + 0.180%), 5/25/47 (h)	481,198	458,369
Terwin Mortgage Trust
Series 2004-4SL, Class B3, 6.145%, 3/25/34 (a)(c)	422,592	374,969
Towd Point Mortgage Trust
Series 2017-5, Class M2, 3.815%
(1 Month LIBOR USD + 1.500%), 2/25/57 (c)(h)	19,425,000	19,682,573
Series 2017-5, Class B1, 4.115%
(1 Month LIBOR USD + 1.800%), 2/25/57 (c)(h)	10,625,000	10,944,800
Series 2017-5, Class B2, 4.415%
(1 Month LIBOR USD + 2.100%), 2/25/57 (c)(h)	6,641,000	6,951,176
Series 2017-5, Class B3, 4.627%
(1 Month LIBOR USD + 2.500%), 2/25/57 (c)(h)	5,565,000	5,947,998
VOLT LXIX LLC
Series 2018-NPL5, Class A1B, 4.704%, 8/25/48 (c)(l)	3,000,000	2,988,168
VOLT LXV LLC
Series 2018-NPL1, Class A1, 3.750%, 4/25/48 (c)(l)	3,969,454	3,930,536
VOLT LXVII LLC
Series 2018-NPL3, Class A2, 5.875%, 6/25/48 (c)(l)	1,500,000	1,497,865
VOLT LXVIII LLC
Series 2018-NPL4, Class A2, 5.927%, 7/27/48 (c)(l)	2,050,000	2,043,210
VOLT LXX LLC
Series 2018-NPL6, Class A1B, 4.557%, 9/25/48 (c)(l)	925,000	925,211
VOLT LXXI LLC
Series 2018-NPL7, Class A1B, 4.262%, 9/25/48 (c)(l)	3,550,000	3,530,705
VOLT LXXII LLC
Series 2018-NPL8, Class A1B, 4.655%, 10/26/48 (c)(l)	2,000,000	2,014,156
VOLT LXXIII LLC
Series 2018-NPL9, Class A1A, 4.458%, 10/25/48 (c)(l)	6,550,000	6,565,879
Series 2018-NPL9, Class A1B, 4.949%, 10/25/48 (c)(l)	1,050,000	1,054,331
WaMu Asset-Backed Certificates WaMu Series Trust
Series 2007-HE1, Class 2A3, 2.465%
(1 Month LIBOR USD + 0.150%), 1/25/37 (h)	3,722,257	2,374,202
Series 2007-HE1, Class 2A4, 2.545%
(1 Month LIBOR USD + 0.230%), 1/25/37 (h)	8,404,387	5,233,101
Series 2007-HE2, Class 2A1, 2.415%
(1 Month LIBOR USD + 0.100%), 2/25/37 (h)	20,974,782	8,801,615

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
WaMu Asset-Backed Certificates WaMu Series Trust (Continued)
Series 2007-HE2, Class 2A2, 2.505%
(1 Month LIBOR USD + 0.190%), 4/25/37 (h)	$9,414,970	$4,927,327
Series 2007-HE4, Class 2A4, 2.565%
(1 Month LIBOR USD + 0.250%), 7/25/47 (h)	4,840,870	3,484,881
WaMu Mortgage Pass-Through Certificates
Series 2005-AR8, Class B1, 3.320%
(1 Month LIBOR USD + 1.005%), 7/25/45 (h)	15,652,898	12,511,726
Series 2005-AR11, Class B1, 2.925%
(1 Month LIBOR USD + 0.610%), 8/25/45 (h)	12,276,712	10,747,521
Series 2005-AR17, Class A1B3, 2.665%
(1 Month LIBOR USD + 0.350%), 12/25/45 (h)	2,830,531	2,786,833
Series 2005-AR17, Class A1C4, 2.715%
(1 Month LIBOR USD + 0.400%), 12/25/45 (h)	6,168,023	4,511,893
Series 2005-AR17, Class A1B2, 2.725%
(1 Month LIBOR USD + 0.410%), 12/25/45 (h)	859,579	851,240
Series 2006-AR5, Class A1A, 3.043%
(12 Month US Treasury Average + 0.990%), 6/25/46 (h)	1,769,677	1,711,375
Washington Mutual Mortgage Pass-Through
Certificates Series Trust
Series 2007-4, Class 1A5, 7.000%, 6/25/37	6,947,952	4,652,979
Series 2006-AR9, Class 2A, 2.893%
(12 Month US Treasury Average + 0.840%), 11/25/46 (h)	5,061,958	4,464,958
Series 2007-OA1, Class A1, 2.763%
(12 Month US Treasury Average + 0.710%), 12/25/46 (h)	4,755,489	4,379,159
Wells Fargo Mortgage Backed Securities
Series 2018-1, Class AIO1, 0.206%, 7/25/47 (a)(c)(g)	80,517,486	959,768
Series 2018-1, Class A1, 3.500%, 7/25/47 (a)(c)	3,731,531	3,616,047
Series 2018-1, Class B3, 3.706%, 7/25/47 (a)(c)(e)	3,347,015	3,044,000
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $1,024,516,295)		1,000,991,111

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.3%
BasePoint – BP SLL Trust,
Series SPL-III, 9.50%, 12/31/19 (d)(e)	5,120,739	5,120,739
CCTC Acquisition Partners LLC, Convertible Promissory Note
12.000%, 2/8/20 (e)(i)(k)	749,058	828,308
Total Private Placement Participation Agreements
(cost $5,869,797)		5,949,047

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Shares	Value
MONEY MARKET FUND – 3.0%
First American Government
Obligations Fund – Class Z, 2.08% (b)	58,185,915	$58,185,915
Total Money Market Fund (cost $58,185,915)		58,185,915
Total Investments (cost $1,972,795,488) – 100.3%		1,948,572,332
Liabilities less Other Assets – (0.3)%		(5,280,784)
TOTAL NET ASSETS – 100.0%		$1,943,291,548

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2018.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2018.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  The Fund’s investment adviser has determined that such a security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of  November 30, 2018, the value of these investments was $963,973,402 or 49.6% of total net assets.

(d)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of Basepoint – BP SLL Trust, Series SPL-III.  As of November 30, 2018, the value of this investment was $5,120,739 or 0.3% of total net assets.

(e)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.  Value determined using significant unobservable inputs.  As of November 30, 2018, the total value of fair valued securities was $178,810,072 or 9.2% of total net assets.

(f)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans.  The interest rate shown is the rate in effect as of November 30, 2018.

(g)	Interest only security.
(h)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2018.
(i)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of CCTC Acquisition Partners LLC.  As of November 30, 2018, the value of this investment was $828,308 or 0.0% of total net assets.

(j)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates.  Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Payment-in-kind security. Interest may be paid in additional par and/or in cash during the first year. Rate shown is the current rate at November 30, 2018.
(l)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is the rate in effect as of November 30, 2018.
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddi Mac K Series
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – AGENCY – 0.0%
SBA Small Business Investment Cos.
Series 2009-P10A, Class 1, 4.727%, 2/10/19	$11,351	$11,387
Series 2009-10B, Class 1, 4.233%, 9/10/19	44,543	44,399
Small Business Administration Participation Certificates
Series 2009-10E, Class 1, 3.080%, 9/1/19	21,511	21,521
Series 2012-10E, Class 1, 0.980%, 9/1/22	127	122
Total Asset-Backed Securities – Agency (cost $77,567)		77,429

ASSET-BACKED SECURITIES – NON-AGENCY – 19.7%
ACC Trust
Series 2018-1, Class A, 3.700%, 12/21/20 (c)	303,212	302,648
Ally Master Owner Trust
Series 2015-2, Class A1, 2.877%
(1 Month LIBOR USD + 0.570%), 1/15/21 (j)	1,200,000	1,200,308
Series 2017-1, Class A, 2.707%
(1 Month LIBOR USD + 0.400%), 2/15/21 (j)	1,334,000	1,334,496
American Credit Acceptance Receivables Trust
Series 2016-4, Class D, 4.110%, 4/12/23 (c)	250,000	252,008
Series 2017-2, Class D, 3.690%, 6/12/23 (c)	500,000	498,513
American Express Credit Account Master Trust
Series 2017-5, Class A, 2.687%
(1 Month LIBOR USD + 0.380%), 2/18/25 (j)	1,250,000	1,252,383
Avant Loans Funding Trust
Series 2018-A, Class A, 3.090%, 6/15/21 (c)	429,224	429,479
Barclays Dryrock Issuance Trust
Series 2017-1, Class A, 2.637%
(1 Month LIBOR USD + 0.330%), 3/15/23 (j)	1,000,000	1,000,286
Series 2017-2, Class A, 2.607%
(1 Month LIBOR USD + 0.300%), 5/15/23 (j)	1,000,000	999,760
Series 2018-1, Class A, 2.637%
(1 Month LIBOR USD + 0.330%), 7/15/24 (j)	1,000,000	1,002,361
Blue Virgo Trust
Series 2015-1A, Class NOTE, 3.000%, 12/15/22 (c)(d)	94,997	94,998
Capital One Multi-Asset Execution Trust
Series 2018-A2, Class A2, 2.657%
(1 Month LIBOR USD + 0.350%), 3/16/26 (j)	670,000	671,905
CARDS II Trust
Series 2017-1A, Class A, 2.677%
(1 Month LIBOR USD + 0.370%), 4/18/22 (c)(j)	1,000,000	1,000,636
Series 2017-2A, Class A, 2.567%
(1 Month LIBOR USD + 0.260%), 10/17/22 (c)(j)	1,000,000	1,002,067

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Consumer Loan Underlying Bond Credit Trust
Series 2017-P1, Class A, 2.420%, 9/15/23 (c)	$103,230	$103,000
DT Auto Owner Trust
Series 2016-2A, Class D, 5.430%, 11/15/22 (c)	250,000	252,854
Series 2017-3A, Class C, 3.010%, 5/15/23 (c)	250,000	248,996
Series 2016-3A, Class D, 4.520%, 6/15/23 (c)	250,000	252,194
Series 2018-2A, Class C, 3.670%, 3/15/24 (c)	500,000	500,497
Ford Credit Floorplan Master Owner Trust
Series 2016-1, Class A2, 3.207%
(1 Month LIBOR USD + 0.900%), 2/15/21 (j)	1,250,000	1,251,684
Series 2018-1, Class A2, 2.590%
(1 Month LIBOR USD + 0.280%), 5/15/23 (j)	1,250,000	1,248,531
Series 2018-3, Class A2, 2.720%
(1 Month LIBOR USD + 0.400%), 10/15/23 (j)	1,250,000	1,250,507
GLS Auto Receivables Trust
Series 2016-1A, Class C, 6.900%, 10/15/21 (c)	200,000	206,174
Series 2017-1A, Class B, 2.980%, 12/15/21 (c)	300,000	297,003
Series 2018-1A, Class A, 2.820%, 7/15/22 (c)	148,894	147,940
GMF Floorplan Owner Revolving Trust
Series 2017-2, Class A2, 2.737%
(1 Month LIBOR USD + 0.430%), 7/15/22 (c)(j)	1,250,000	1,253,247
Series 2018-4, Class A2, 2.717%
(1 Month LIBOR USD + 0.410%), 9/15/23 (c)(j)	1,000,000	1,000,394
Gracechurch Card Funding Plc
Series 2018-1A, Class A, 2.707%
(1 Month LIBOR USD + 0.400%), 7/15/22 (c)(j)	1,600,000	1,596,406
Kabbage Asset Securitization, LLC
Series 2017-1, Class A, 4.571%, 3/15/22 (c)	475,000	478,658
Marlette Funding Trust
Series 2017-A2, Class A, 2.390%, 7/15/24 (c)	79,274	79,157
Series 2018-1A, Class A, 2.610%, 3/15/28 (c)	255,561	254,798
NextGear Floorplan Master Owner Trust
Series 2016-1A, Class A1, 4.007%
(1 Month LIBOR USD + 1.700%), 4/15/21 (c)(j)	1,250,000	1,256,117
Series 2018-2A, Class A1, 2.890%
(1 Month LIBOR USD + 0.600%), 10/16/23 (c)(j)	1,000,000	1,001,208
Nissan Master Owner Trust Receivables
Series 2017-C, Class A, 2.627%
(1 Month LIBOR USD + 0.320%), 10/17/22 (j)	1,000,000	998,408
Prestige Auto Receivables Trust
Series 2015-1, Class E, 4.670%, 1/17/22 (c)	500,000	502,145
Sierra Auto Receivables Securitization Trust
Series 2016-1A, Class A, 2.850%, 1/18/22 (c)	6,665	6,663

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Skopos Auto Receivables Trust
Series 2015-2A, Class B, 5.710%, 2/15/21 (c)	$324,118	$325,458
SLM Private Credit Student Loan Trust
Series 2003-A, Class A3, 3.200%
(28 Day Auction Rate + 0.000%), 6/15/32 (j)	393,000	393,167
Series 2003-C, Class A3, 3.043%
(28 Day Auction Rate + 0.000%), 9/15/32 (j)	303,033	303,648
Series 2003-C, Class A4, 3.080%
(28 Day Auction Rate + 0.000%), 9/15/32 (j)	150,000	149,721
Series 2003-C, Class A5, 2.930%
(28 Day Auction Rate + 0.000%), 9/15/32 (j)	550,000	551,116
Series 2003-B, Class A3, 4.750%
(28 Day Auction Rate + 0.000%), 3/15/33 (j)	432,000	432,663
SoFi Consumer Loan Program Trust
Series 2015-1, Class A, 3.280%, 9/15/23 (c)	66,201	66,212
Series 2016-2, Class B, 4.770%, 10/27/25 (a)(c)	210,000	213,807
Series 2017-2, Class A, 3.280%, 2/25/26 (c)	122,559	122,261
Series 2017-3, Class B, 3.850%, 5/25/26 (c)	170,000	168,384
SoFi Professional Loan Program, LLC
Series 2016-B, Class A1, 3.515%
(1 Month LIBOR USD + 1.200%), 6/25/33 (c)(j)	462,528	468,074
Series 2016-C, Class A1, 3.415%
(1 Month LIBOR USD + 1.100%), 10/27/36 (c)(j)	711,114	721,170
Series 2015-D, Class A1, 3.815%
(1 Month LIBOR USD + 1.500%), 10/27/36 (c)(j)	307,196	312,238
South Carolina Student Loan Corp.
Series 2013-1, Class A, 2.815%
(1 Month LIBOR USD + 0.500%), 1/25/41 (j)	169,457	168,712
TLF National Tax Lien Trust
Series 2017-1A, Class A, 3.090%, 12/15/29 (c)	342,522	341,638
Series 2017-1A, Class B, 3.840%, 12/15/29 (c)	85,630	85,330
Trillium Credit Card Trust II
Series 2018-1A, Class A, 2.565%
(1 Month LIBOR USD + 0.250%), 2/27/23 (c)(j)	775,000	774,141
United Auto Credit Securitization Trust
Series 2016-2, Class D, 3.580%, 12/10/21 (c)	363,682	363,823
Series 2018-1, Class D, 3.520%, 11/10/22 (c)	500,000	497,828
Upstart Securitization Trust
Series 2018-1, Class A, 3.015%, 8/20/25 (c)	269,721	269,545
Volvo Financial Equipment Master Owner Trust
Series 2017-A, Class A, 2.807%
(1 Month LIBOR USD + 0.500%), 11/15/22 (c)(j)	1,000,000	1,002,779
Total Asset-Backed Securities – Non-Agency
(cost $32,950,589)		32,960,144

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
ASSET-BACKED SECURITIES – REAL ESTATE – 0.1%
Hilton Grand Vacations Trust
Series 2014-AA, Class A, 1.770%, 11/25/26 (c)	$210,349	$206,582
Total Asset-Backed Securities – Real Estate
(cost $208,092)		206,582

COLLATERALIZED DEBT OBLIGATIONS – 0.1%
Trapeza CDO VII Ltd.
Series 2007-12A, Class A1, 2.698%
(3 Month LIBOR USD + 0.290%), 4/6/42 (c)(d)(j)	229,807	216,018
Total Collateralized Debt Obligations (cost $196,728)		216,018

COLLATERALIZED LOAN OBLIGATIONS – 23.3%
ACIS CLO Ltd.
Series 2014-3A, Class A1A, 4.051%
(3 Month LIBOR USD + 1.510%), 2/1/26 (c)(j)	951,830	952,678
Series 2014-4A, Class A, 3.961%
(3 Month LIBOR USD + 1.420%), 5/1/26 (c)(j)	2,000,000	2,002,014
Series 2014-5A, Class A1, 4.051%
(3 Month LIBOR USD + 1.510%), 11/1/26 (c)(j)	1,499,051	1,500,313
Series 2015-6A, Class A1, 4.131%
(3 Month LIBOR USD + 1.590%), 5/1/27 (c)(j)	500,000	501,003
Series 2017-7A, Class A1, 3.891%
(3 Month LIBOR USD + 1.350%), 5/1/27 (c)(j)	1,000,000	1,001,973
ALM XII Ltd.
Series 2015-12R2, Class BR2, 4.086%
(3 Month LIBOR USD + 1.650%), 4/16/27 (c)(j)	1,000,000	993,254
AMMC CLO Ltd.
Series 2014-15A, Class AXRR, 3.277%
(3 Month LIBOR USD + 0.950%), 1/15/32 (c)(d)(j)	1,250,000	1,250,000
APIDOS CLO XI
Series 2012-11A, Class AR, 3.889%
(3 Month LIBOR USD + 1.440%), 1/17/28 (c)(j)	600,000	600,236
Apidos CLO XVI
Series 2013-16A, Class A1R, 3.430%
(3 Month LIBOR USD + 0.980%), 1/19/25 (c)(j)	390,975	390,967
Atlas Senior Loan Fund IX Ltd.
Series 2018-9A, Class A, 3.339%
(3 Month LIBOR USD + 0.870%), 4/20/28 (c)(j)	725,000	718,095

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Benefit Street Partners CLO VI Ltd.
Series 2015-VIA, Class X, 3.245%
(3 Month LIBOR USD + 0.800%), 10/18/29 (c)(j)	$70,000	$70,000
Carlyle Global Market Strategies CLO Ltd.
Series 2015-3A, Class A1R, 3.509%
(3 Month LIBOR USD + 1.000%), 7/28/28 (c)(j)	1,000,000	997,649
Series 2013-4A, Class A1RR, 3.436%
(3 Month LIBOR USD + 1.000%), 1/15/31 (c)(j)	1,000,000	990,045
Cent CLO 19 Ltd.
Series 2013-19A, Class A1A, 3.839%
(3 Month LIBOR USD + 1.330%), 10/29/25 (c)(j)	472,939	473,500
Cutwater Ltd.
Series 2014-1A, Class A1AR, 3.686%
(3 Month LIBOR USD + 1.250%), 7/15/26 (c)(j)	417,259	417,250
Dryden XXV Senior Loan Fund
Series 2012-25A, Class CRR, 4.286%
(3 Month LIBOR USD + 1.850%), 10/15/27 (c)(j)	1,000,000	1,000,075
Elevation CLO Ltd.
Series 2013-1A, Class A1R, 4.136%
(3 Month LIBOR USD + 1.520%), 11/15/28 (c)(j)	1,500,000	1,501,546
Ellington CLO Ltd.
Series 2018-3A, Class A1, 4.119%
(3 Month LIBOR USD + 1.650%), 7/20/30 (c)(j)	1,500,000	1,499,319
Gallatin CLO VIII 2017-1 Ltd.
Series 2017-1A, Class A, 3.486%
(3 Month LIBOR USD + 1.050%), 7/15/27 (c)(j)	400,000	400,041
GLG Ore Hill CLO Ltd.
Series 2013-1A, Class A, 3.556%
(3 Month LIBOR USD + 1.120%), 7/15/25 (c)(j)	1,183,213	1,183,253
Halcyon Loan Advisors Funding Ltd.
Series 2013-2A, Class A, 3.741%
(3 Month LIBOR USD + 1.200%), 8/1/25 (c)(j)	711,281	711,872
Series 2015-1A, Class AR, 3.389%
(3 Month LIBOR USD + 0.920%), 4/20/27 (c)(j)	750,000	750,027
Series 2015-2A, Class AR, 3.570%
(3 Month LIBOR USD + 1.080%), 7/25/27 (c)(j)	1,500,000	1,496,812
Highbridge Loan Management Ltd.
Series 10A-16, Class C, 6.119%
(3 Month LIBOR USD + 3.650%), 1/20/28 (c)(j)	250,000	250,472
JFIN CLO Ltd.
Series 2014-1A, Class AR, 3.419%
(3 Month LIBOR USD + 0.950%), 4/21/25 (c)(j)	235,339	235,367
Series 2017-1A, Class A1, 3.957%
(3 Month LIBOR USD + 1.470%), 4/24/29 (c)(j)	1,500,000	1,502,340

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Madison Park Funding Ltd.
Series 2015-18A, Class A1R, 3.659%
(3 Month LIBOR USD + 1.190%), 10/21/30 (c)(j)	$1,500,000	$1,500,492
Magnetite XI Ltd.
Series 2014-11A, Class A1R, 3.565%
(3 Month LIBOR USD + 1.120%), 1/18/27 (c)(j)	723,000	722,985
Magnetite XV Ltd.
Series 2015-15A, Class AR, 3.500%
(3 Month LIBOR USD + 1.010%), 7/25/31 (c)(j)	1,050,000	1,039,376
Magnetite XVIII Ltd.
Series 2016-18A, Class AR, 3.696%
(3 Month LIBOR USD + 1.080%), 11/15/28 (c)(j)	1,000,000	1,000,000
Mountain Hawk II CLO Ltd.
Series 2013-2A, Class BR, 4.069%
(3 Month LIBOR USD + 1.600%), 7/20/24 (c)(j)	500,000	498,643
Newfleet CLO Ltd.
Series 2016-1A, Class A1R, 3.419%
(3 Month LIBOR USD + 0.950%), 4/20/28 (c)(d)(j)	500,000	494,895
Oaktree CLO Ltd.
Series 2014-1A, Class A1R, 3.908%
(3 Month LIBOR USD + 1.290%), 5/13/29 (c)(j)	500,000	500,698
OZLM VII Ltd.
Series 2014-7RA, Class A1R, 3.459%
(3 Month LIBOR USD + 1.010%), 7/17/29 (c)(j)	1,000,000	991,533
OZLM XVIII Ltd.
Series 2018-18A, Class A, 3.456%
(3 Month LIBOR USD + 1.020%), 4/15/31 (c)(j)	1,000,000	991,322
Regatta VI Funding Ltd.
Series 2016-1A, Class AR, 3.549%
(3 Month LIBOR USD + 1.080%), 7/20/28 (c)(j)	500,000	498,417
Seneca Park CLO Ltd.
Series 2014-1A, Class AR, 3.569%
(3 Month LIBOR USD + 1.120%), 7/17/26 (c)(j)	703,035	703,382
Sound Point CLO XII Ltd.
Series 2016-2A, Class A, 4.129%
(3 Month LIBOR USD + 1.660%), 10/20/28 (c)(j)	500,000	500,324
Symphony CLO V Ltd.
Series 2007-5A, Class A2, 3.936%
(3 Month LIBOR USD + 1.500%), 1/15/24 (c)(j)	500,000	500,274
TICP CLO I Ltd.
Series 2015-1A, Class AR, 3.269%
(3 Month LIBOR USD + 0.800%), 7/20/27 (c)(j)	200,000	198,585

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Tralee CLO II Ltd.
Series 2013-1A, Class AR, 3.789%
(3 Month LIBOR USD + 1.320%), 7/20/29 (c)(j)	$1,000,000	$1,000,417
Tralee CLO III Ltd.
Series 2014-3A, Class AR, 3.499%
(3 Month LIBOR USD + 1.030%), 10/20/27 (c)(j)	1,000,000	999,776
Trinitas CLO II Ltd.
Series 2014-2A, Class A1R, 3.616%
(3 Month LIBOR USD + 1.180%), 7/15/26 (c)(j)	886,601	886,582
Venture XV CLO Ltd.
Series 2013-15A, Class AR, 3.956%
(3 Month LIBOR USD + 1.520%), 7/15/28 (c)(j)	500,000	500,397
WhiteHorse IX Ltd.
Series 2014-9A, Class AR, 3.609%
(3 Month LIBOR USD + 1.160%), 7/17/26 (c)(j)	891,778	891,759
Wind River CLO Ltd.
Series 2016-1A, Class AR, 3.486%
(3 Month LIBOR USD + 1.050%), 7/15/28 (j)	1,000,000	998,550
York CLO I Ltd.
Series 1RR, 3.285%
(3 Month LIBOR USD + 1.120%), 10/22/29 (c)(j)	250,000	248,990
Total Collateralized Loan Obligations (cost $39,084,420)		39,057,498

COMMERCIAL MORTGAGE-BACKED SECURITIES – AGENCY – 0.0%
GNMA
Series 2009-4, Class IO, 0.390%, 1/16/49 (a)(h)	363,862	2,735
Total Commercial Mortgage-Backed Securities – Agency
(cost $1,759)		2,735

COMMERCIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 19.5%
AREIT Trust
Series 2018-CRE1, Class A, 3.153%
(1 Month LIBOR USD + 0.850%), 2/14/35 (c)(j)	614,051	614,533
Bayview Commercial Asset Trust
Series 2007-2A, Class A1, 2.585%
(1 Month LIBOR USD + 0.270%), 7/25/37 (c)(j)	422,860	406,333
Series 2007-6A, Class A3A, 3.565%
(1 Month LIBOR USD + 1.250%), 12/25/37 (c)(j)	363,835	364,056
Series 2008-1, Class A4, 3.815%
(1 Month LIBOR USD + 1.500%), 1/25/38 (c)(j)	442,873	443,927

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Bear Stearns Commercial Mortgage Securities Trust
Series 2004-PWR5, Class F, 5.483%, 7/11/42 (a)(c)	$9,599	$9,589
BSPRT Issuer Ltd.
Series 2018-FL3, Class A, 3.357%
(1 Month LIBOR USD + 1.050%), 3/15/28 (c)(j)	500,000	499,506
Series 2017-FL2, Class C, 4.457%
(1 Month LIBOR USD + 2.150%), 10/15/34 (c)(j)	500,000	501,729
Business Loan Express
Series 2003-1A, Class A, 3.315%
(1 Month LIBOR USD + 1.000%), 4/25/29 (c)(j)	78,649	76,174
BXMT Ltd.
Series 2017-FL1, Class B, 3.810%
(1 Month LIBOR USD + 1.500%), 6/15/35 (c)(j)	750,000	751,372
Cherrywood SB Commercial Mortgage Loan Trust
Series 2016-1A, Class AFL, 4.965%
(1 Month LIBOR USD + 2.650%), 3/25/49 (c)(d)(j)	237,490	243,427
CNL Commercial Mortgage Loan Trust
Series 2003-1A, Class A1, 2.807%
(1 Month LIBOR USD + 0.500%), 5/15/31 (c)(j)	143,491	140,264
Cold Storage Trust
Series 2017-ICE3, Class D, 4.407%
(1 Month LIBOR USD + 2.100%), 4/15/36 (c)(j)	500,000	501,907
Colony American Finance Ltd.
Series 2015-1, Class C, 4.833%, 10/15/47 (c)	555,000	558,894
Credit Suisse Mortgage Trust
Series 2006-OMA, Class B1, 5.466%, 5/15/23 (c)	350,790	353,882
DBCG Mortgage Trust
Series 2017-BBG, Class C, 3.307%
(1 Month LIBOR USD + 1.000%), 6/15/34 (c)(j)	350,000	350,285
FREMF Mortgage Trust
Series 2017-KF35, Class B, 5.057%
(1 Month LIBOR USD + 2.750%), 8/25/24 (c)(j)	832,562	856,978
Series 2018-KF47, Class B, 4.307%
(1 Month LIBOR USD + 2.000%), 5/25/25 (c)(j)	499,853	499,678
Series 2018-KF51, Class B, 4.265%
(1 Month LIBOR USD + 1.850%), 8/25/25 (c)(j)	999,732	1,001,606
Series 2018-KF43, Class B, 4.457%
(1 Month LIBOR USD + 2.150%), 1/25/28 (c)(j)	250,000	250,469
Series 2018-KF50, Class B, 4.215%
(1 Month LIBOR USD + 1.900%), 7/25/28 (c)(j)	475,000	474,573
Series 2018-KF52, Class B, 4.257%
(1 Month LIBOR USD + 1.950%), 9/25/28 (j)	1,000,000	995,263

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
GE Business Loan Trust
Series 2007-1A, Class A, 2.477%
(1 Month LIBOR USD + 0.170%), 4/15/35 (c)(j)	$346,008	$339,539
GPMT Ltd.
Series 2018-FL1, Class A, 3.200%
(1 Month LIBOR USD + 0.900%), 11/21/35 (c)(j)	500,000	500,751
GS Mortgage Securities Corp. Trust
Series 2017-500K, Class E, 3.807%
(1 Month LIBOR USD + 1.500%), 7/15/32 (c)(j)	500,000	500,081
Home Partners of America Trust
Series 2016-2, Class D, 5.303%
(1 Month LIBOR USD + 3.000%), 10/17/33 (c)(j)	500,000	501,147
Series 2018-1, Class A, 3.203%
(1 Month LIBOR USD + 0.900%), 7/17/37 (c)(j)	479,579	478,254
Series 2018-1, Class E, 4.153%
(1 Month LIBOR USD + 1.850%), 7/17/37 (c)(j)	500,000	496,662
Hunt CRE Ltd.
Series 2018-FL2, Class A, 3.387%
(1 Month LIBOR USD + 1.080%), 8/15/28 (c)(j)	500,000	499,567
Series 2017-FL1, Class A, 3.307%
(1 Month LIBOR USD + 1.000%), 8/15/34 (c)(j)	1,000,000	1,000,875
IMT Trust
Series 2017-APTS, Class DFL, 3.857%
(1 Month LIBOR USD + 1.550%), 6/15/34 (c)(j)	500,000	501,972
Invitation Homes Trust
Series 2017-SFR2, Class F, 5.303%
(1 Month LIBOR USD + 3.000%), 12/17/36 (c)(j)	500,000	505,449
Series 2018-SFR2, Class A, 3.003%
(1 Month LIBOR USD + 0.700%), 3/17/37 (c)(j)	2,114,432	2,085,661
Series 2018-SFR2, Class B, 3.253%
(1 Month LIBOR USD + 0.950%), 3/17/37 (c)(j)	1,500,000	1,496,967
Series 2018-SFR1, Class D, 3.753%
(1 Month LIBOR USD + 1.450%), 3/17/37 (c)(j)	575,000	574,573
Series 2018-SFR1, Class E, 4.303%
(1 Month LIBOR USD + 2.000%), 3/17/37 (c)(j)	515,000	516,849
Series 2018-SFR1, Class F, 4.803%
(1 Month LIBOR USD + 2.500%), 3/17/37 (c)(j)	1,000,000	1,008,455
Series 2018-SFR2, Class A, 3.207%
(1 Month LIBOR USD + 0.900%), 6/17/37 (c)(j)	316,329	315,793
Series 2018-SFR2, Class D, 3.757%
(1 Month LIBOR USD + 1.450%), 6/17/37 (c)(j)	1,000,000	994,500
Series 2018-SFR2, Class E, 4.307%
(1 Month LIBOR USD + 2.000%), 6/17/37 (c)(j)	1,000,000	1,004,707

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Invitation Homes Trust (Continued)
Series 2018-SFR2, Class F, 4.557%
(1 Month LIBOR USD + 2.250%), 6/17/37 (c)(j)	$1,000,000	$1,005,076
Series 2018-SFR3, Class D, 3.953%
(1 Month LIBOR USD + 1.650%), 7/17/37 (c)(j)	1,000,000	1,001,298
Series 2018-SFR3, Class E, 4.303%
(1 Month LIBOR USD + 2.000%), 7/17/37 (c)(j)	750,000	753,595
Series 2018-SFR3, Class F, 4.553%
(1 Month LIBOR USD + 2.250%), 7/17/37 (c)(j)	500,000	501,249
Series 2018-SFR4, Class A, 3.350%
(1 Month LIBOR USD + 1.100%), 1/17/38 (c)(j)	1,000,000	1,003,119
Lehman Brothers Small Balance Commercial Mortgage Trust
Series 2005-2A, Class 2A, 5.520%, 9/25/30 (a)(c)	30,521	30,723
Series 2006-1A, Class M2, 2.745%
(1 Month LIBOR USD + 0.430%), 4/25/31 (c)(j)	762,090	752,671
LoanCore Issuer Ltd.
Series 2018-CRE1, Class A, 3.437%
(1 Month LIBOR USD + 1.130%), 5/15/28 (c)(j)	750,000	749,411
Progress Residential Trust
Series 2015-SFR3, Class F, 6.643%, 11/12/32 (c)	1,000,000	1,028,514
Series 2016-SFR2, Class D, 4.803%
(1 Month LIBOR USD + 2.500%), 1/17/34 (c)(j)	1,000,000	1,003,290
Series 2017-SFR2, Class A, 2.897%, 12/17/34 (c)	100,000	96,756
Tricon American Homes Trust
Series 2016-SFR1, Class D, 3.886%, 11/17/33 (c)	500,000	495,104
Velocity Commercial Capital Loan Trust
Series 2015-1, Class AFL, 4.745%
(1 Month LIBOR USD + 2.430%), 6/25/45 (c)(d)(j)	20,141	20,343
Series 2016-1, Class AFL, 4.765%
(1 Month LIBOR USD + 2.450%), 4/25/46 (c)(j)	84,032	85,179
Series 2017-1, Class AFL, 3.565%
(1 Month LIBOR USD + 1.250%), 5/25/47 (c)(j)	422,475	425,038
Series 2017-2, Class AFL, 3.215%
(1 Month LIBOR USD + 0.900%), 11/25/47 (c)(j)	422,426	423,264
Total Commercial Mortgage-Backed
Securities – Non-Agency (cost $32,601,418)		32,590,877

RESIDENTIAL MORTGAGE-BACKED SECURITIES – AGENCY – 24.8%
Fannie Mae Connecticut Avenue Securities
Series 2013-C01, Class M2, 7.565%
(1 Month LIBOR USD + 5.250%), 10/25/23 (j)	1,000,000	1,139,384

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Fannie Mae Connecticut Avenue Securities (Continued)
Series 2014-C01, Class M1, 3.915%
(1 Month LIBOR USD + 1.600%), 1/25/24 (j)	$3,185	$3,197
Series 2014-C03, Class 2M2, 5.215%
(1 Month LIBOR USD + 2.900%), 7/25/24 (j)	1,513,281	1,597,265
Series 2014-C04, Class 2M2, 7.315%
(1 Month LIBOR USD + 5.000%), 11/25/24 (j)	1,996,131	2,226,225
Series 2015-C03, Class 2M2, 7.315%
(1 Month LIBOR USD + 5.000%), 7/25/25 (j)	793,059	875,407
Series 2016-C03, Class 1M1, 4.315%
(1 Month LIBOR USD + 2.000%), 10/25/28 (j)	145,199	146,616
Series 2016-C03, Class 2M1, 4.515%
(1 Month LIBOR USD + 2.200%), 10/25/28 (j)	433	434
Series 2016-C04, Class 1M1, 3.765%
(1 Month LIBOR USD + 1.450%), 1/25/29 (j)	7,785	7,828
Series 2016-C04, Class 1M2F, 5.065%
(1 Month LIBOR USD + 2.750%), 1/25/29 (j)	975,000	1,014,328
Series 2016-C06, Class 1M1, 3.615%
(1 Month LIBOR USD + 1.300%), 4/25/29 (j)	29,806	29,983
Series 2017-C03, Class 1ED5, 5.315%
(1 Month LIBOR USD + 3.000%), 10/25/29 (j)	1,000,000	1,082,518
Series 2017-C03, Class 1M1, 3.265%
(1 Month LIBOR USD + 0.950%), 10/25/29 (j)	365,676	366,448
Series 2017-C05, Class 1M1, 2.865%
(1 Month LIBOR USD + 0.550%), 1/25/30 (j)	1,484,432	1,482,548
Series 2017-C06, Class 1M1, 3.065%
(1 Month LIBOR USD + 0.750%), 2/25/30 (j)	113,362	113,313
Series 2017-C06, Class 2M1, 3.065%
(1 Month LIBOR USD + 0.750%), 2/25/30 (j)	32,653	32,662
Series 2017-C06, Class 1M2A, 4.965%
(1 Month LIBOR USD + 2.650%), 2/25/30 (d)(j)	622,000	642,464
Series 2017-C07, Class 1M2A, 4.715%
(1 Month LIBOR USD + 2.400%), 5/25/30 (j)	750,000	776,483
Series 2018-C01, Class 1ED5, 4.565%
(1 Month LIBOR USD + 2.250%), 7/25/30 (j)	750,000	775,717
Series 2018-C02, Class 2ED5, 4.515%
(1 Month LIBOR USD + 2.200%), 8/25/30 (j)	750,000	769,156
Series 2018-C03, Class 1ED5, 4.465%
(1 Month LIBOR USD + 2.150%), 10/25/30 (j)	750,000	766,361
Series 2018-C04, Class 2ED5, 4.865%
(1 Month LIBOR USD + 2.550%), 12/25/30 (j)	750,000	773,590
Series 2018-C05, Class 1M1, 3.035%
(1 Month LIBOR USD + 0.720%), 1/25/31 (j)	198,625	198,437

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Fannie Mae Connecticut Avenue Securities (Continued)
Series 2018-C06, Class 1ED3, 3.615%
(1 Month LIBOR USD + 1.300%), 3/25/31 (d)(j)	$1,000,000	$995,000
Series 2018-C06, Class 2ED3, 3.615%
(1 Month LIBOR USD + 1.300%), 3/25/31 (d)(j)	1,000,000	995,000
FHLMC REMIC Trust
Series 129, Class H, 8.850%, 3/15/21	2,674	2,732
Series 3823, Class GA, 3.500%, 1/15/26	7,685	7,671
Series 3834, Class GA, 3.500%, 3/15/26	11,908	11,932
FNMA REMIC Trust
Series 2010-137, Class MC, 3.000%, 10/25/38	14,794	14,702
FNMA TBA
3.000%, 12/15/25 (i)	900,000	888,013
3.500%, 12/15/40 (i)	1,000,000	980,518
Freddie Mac Structured Agency Credit Risk
Series 2014-DN2, Class M2, 3.965%
(1 Month LIBOR USD + 1.650%), 4/25/24 (j)	580,844	585,893
Series 2014-DN2, Class M3, 5.915%
(1 Month LIBOR USD + 3.600%), 4/25/24 (j)	1,000,000	1,088,060
Series 2016-DNA2, Class M3, 6.965%
(1 Month LIBOR USD + 4.650%), 10/25/28 (j)	320,000	364,098
Series 2016-DNA4, Class M3A, 6.115%
(1 Month LIBOR USD + 3.800%), 3/25/29 (j)	750,000	830,507
Series 2016-HQA3, Class M3A, 6.165%
(1 Month LIBOR USD + 3.850%), 3/25/29 (j)	1,500,000	1,686,476
Series 2016-HQA4, Class M1, 3.115%
(1 Month LIBOR USD + 0.800%), 4/25/29 (j)	56,130	56,149
Series 2017-DNA1, Class M1, 3.515%
(1 Month LIBOR USD + 1.200%), 7/25/29 (j)	315,852	317,270
Series 2017-DNA2, Class M2A, 5.765%
(1 Month LIBOR USD + 3.450%), 10/25/29 (j)	1,000,000	1,104,470
Series 2017-DNA3, Class M2A, 4.815%
(1 Month LIBOR USD + 2.500%), 3/25/30 (j)	1,000,000	1,064,090
Series 2018-DNA1, Class M1, 2.765%
(1 Month LIBOR USD + 0.450%), 7/25/30 (j)	1,548,898	1,541,113
Series 2018-DNA1, Class M2A, 4.115%
(1 Month LIBOR USD + 1.800%), 7/25/30 (j)	1,000,000	1,018,873
Series 2018-HQA1, Class M1, 3.015%
(1 Month LIBOR USD + 0.700%), 9/25/30 (j)	1,516,592	1,514,384
Series 2018-DNA2, Class M1, 3.115%
(1 Month LIBOR USD + 0.800%), 12/25/30 (c)(j)	1,000,000	1,000,450
Series 2018-DNA2, Class N2A, 4.465%
(1 Month LIBOR USD + 2.150%), 12/25/30 (c)(d)(j)	1,500,000	1,541,250

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Freddie Mac Structured Agency Credit Risk (Continued)
Series 2018-HRP1, Class M2, 3.965%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(j)	$1,477,665	$1,482,794
Series 2018-HRP1, Class M2A, 3.965%
(1 Month LIBOR USD + 1.650%), 4/25/43 (c)(j)	459,523	463,152
Series 2018-HRP2, Class M1, 3.160%
(1 Month LIBOR USD + 0.850%), 2/25/47 (c)(j)	535,000	535,160
Series 2018-HRP2, Class M3, 4.710%
(1 Month LIBOR USD + 2.400%), 2/25/47 (c)(j)	1,500,000	1,500,531
Series 2018-DNA3, Class M1, 3.065%
(1 Month LIBOR USD + 0.750%), 9/25/48 (c)(j)	1,500,000	1,499,007
Series 2018-DNA3, Class M2AT, 3.515%
(1 Month LIBOR USD + 1.200%), 9/25/48 (c)(j)	1,000,000	1,000,661
Series 2018-HQA2, Class M1, 3.065%
(1 Month LIBOR USD + 0.750%), 10/25/48 (j)	1,500,000	1,498,355
Series 2018-HQA2, Class M2AT, 3.565%
(1 Month LIBOR USD + 1.250%), 10/25/48 (c)(d)(j)	1,000,000	977,500
GNMA
Series 2008-55, Class WT, 5.357%, 6/20/37 (a)	15,285	15,858
Series 2010-144, Class DK, 3.500%, 9/16/39	77,210	77,133
Series 2010-150, Class GD, 2.500%, 9/20/39	31,366	30,935
Total Residential Mortgage-Backed Securities – Agency
(cost $41,530,394)		41,510,101

RESIDENTIAL MORTGAGE-BACKED SECURITIES – NON-AGENCY – 9.4%
Accredited Mortgage Loan Trust
Series 2002-2, Class A3, 3.315%
(1 Month LIBOR USD + 1.000%), 1/25/33 (j)	209,623	204,823
Argent Securities, Inc.
Series 2003-W7, Class M2, 4.940%
(1 Month LIBOR USD + 2.625%), 3/25/2034 (j)	364,709	362,437
BCMSC Trust
Series 1999-B, Class A3, 7.180%, 12/15/29 (a)	86,567	29,999
Bear Stearns Mortgage Securities, Inc.
Series 1997-6, Class 1A, 6.203%, 3/25/31 (a)	45,896	45,854
CDC Mortgage Capital Trust
Series 2003-HE4, Class A1, 2.935%
(1 Month LIBOR USD + 0.620%), 3/25/34 (j)	465,452	452,168
Centex Home Equity Loan Trust
Series 2003-A, Class AF4, 4.250%, 12/25/31 (g)	28,154	28,127
ContiMortgage Home Equity Loan Trust
Series 1997-1, Class M1, 7.420%, 3/15/28	279,267	290,305

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Countrywide Alternative Loan Trust
Series 2006-28CB, Class A19, 2.715%
(1 Month LIBOR USD + 0.400%), 10/25/36 (j)	$562,684	$358,909
Credit-Based Asset Servicing and Securitization
Series 2003-CB1, Class AF, 3.950%, 1/25/33 (g)	7	7
Deephaven Residential Mortgage Trust
Series 2017-1A, Class B1, 6.250%, 12/26/46 (a)(c)	743,000	751,405
GMACM Mortgage Loan Trust
Series 2003-GH2, Class A4, 5.500%, 10/25/33 (k)	108,135	110,174
GSAA Trust
Series 2004-3, Class M1, 6.220%, 4/25/34 (g)	33,824	32,770
Imc Home Equity Loan Trust
Series 1993-3, Class A8, 6.720%, 8/20/29 (k)	8,305	8,360
Impac CMB Trust
Series 2002-9F, Class A1, 5.216%, 12/25/32 (g)	180,923	181,216
Series 2002-9F, Class M1, 5.867%, 12/25/32 (g)	27,102	27,112
JP Morgan Alternative Loan Trust
Series 2005-A2, Class 1A1, 2.835%
(1 Month LIBOR USD + 0.520%), 1/25/36 (j)	203,690	201,159
JP Morgan Mortgage Trust
Series 2015-1, Class B3, 3.196%, 12/25/44 (a)(c)	509,131	507,569
Series 2018-7FRB, Class B2, 3.536%, 4/25/46 (a)(c)	870,925	870,499
Lehman Mortgage Trust
Series 2008-4, Class A1, 2.695%
(1 Month LIBOR USD + 0.380%), 1/25/37 (j)	1,004,006	513,944
LSTAR Securities Investment Ltd.
Series 2017-5R, Class A, 4.814%
(1 Month LIBOR USD + 2.500%), 5/6/22 (c)(d)(j)	734,227	734,227
Series 2017-9R, Class A, 4.914%
(1 Month LIBOR USD + 0.000%), 9/5/22 (c)(d)(j)	709,842	709,842
Series 2017-6R, Class A, 4.914%
(1 Month LIBOR USD + 0.000%), 9/6/22 (c)(j)	662,588	662,464
Series 2017-7, Class A, 4.049%
(1 Month LIBOR USD + 1.750%), 10/1/22 (c)(j)	91,566	91,854
Series 2017-8R, Class A, 4.814%
(1 Month LIBOR USD + 0.000%), 11/5/22 (c)(j)	710,339	709,367
Series 2018-1R, Class A, 4.814%
(1 Month LIBOR USD + 0.000%), 2/3/23 (c)(d)(j)	639,359	639,559
Series 2018-2, Class A2, 4.799%
(1 Month LIBOR USD + 2.500%), 4/1/23 (c)(j)	940,000	926,975
PNMAC GMSR Issuer Trust
Series 2018-GT2, Class A, 4.965%
(1 Month LIBOR USD + 2.650%), 8/25/25 (c)(j)	250,000	250,977

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Principal
	Amount	Value
Residential Asset Mortgage Products, Inc.
Series 2004-RS8, Class MII1, 3.215%
(1 Month LIBOR USD + 0.900%), 8/25/34 (j)	$138,966	$138,327
Seasoned Credit Risk Transfer Trust
Series 2016-1, Class M1, 3.000%, 9/25/55 (a)(c)	800,000	768,536
Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
Series 2003-31A, Class 2A1, 4.270%, 10/25/33 (a)	303,788	309,631
Towd Point Mortgage Trust
Series 2017-5, Class M2, 3.815%
(1 Month LIBOR USD + 1.500%), 2/25/57 (c)(j)	500,000	506,630
UCFC Home Equity Loan
Series 1998-D, Class MF1, 6.905%, 4/15/30	3,283	3,355
VOLT LXI LLC
Series 2017-NPL8, Class A1, 3.125%, 6/25/47 (c)(k)	47,223	46,930
VOLT LXIX LLC
Series 2018-NPL5, Class A1A, 4.213%, 8/25/48 (c)(k)	330,000	329,566
VOLT LXV LLC
Series 2018-NPL1, Class A1, 3.750%, 4/25/48 (c)(k)	1,290,180	1,277,531
VOLT LXVI
Series 2018-NPL2, Class A1, 4.336%, 5/25/48 (c)(k)	1,418,422	1,417,667
VOLT LXVII LLC
Series 2018-NPL3, Class A1, 4.375%, 6/25/48 (c)(k)	141,538	141,479
VOLT LXVIII LLC
Series 2018-NPL4, Class A1A, 4.336%, 7/27/48 (c)(k)	550,131	550,915
VOLT LXX LLC
Series 2018-NPL6, Class A1A, 4.115%, 9/25/48 (c)(k)	94,920	95,157
Series 2018-NPL6, Class A1B, 4.557%, 9/25/48 (c)(k)	325,000	325,074
Washington Mutual MSC Mortgage Pass-Through Certificates
Series 2003-MS2, Class 5A1, 5.750%, 2/25/33	100,568	101,208
Total Residential Mortgage-Backed
Securities – Non-Agency (cost $15,774,322)		15,714,108

PRIVATE PLACEMENT PARTICIPATION AGREEMENTS – 0.3%
BasePoint – BP SLL Trust, Series SPL-III,
9.500%, 12/31/19 (d)(f)	412,749	412,749
BasePoint – BP SLL Trust, Series SPL-IV, 9.500%,
12/31/19 (d)(e)	34,505	34,505
Total Private Placement Participation Agreements
(cost $447,254)		447,254
The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2018, Continued

	Shares	Value
MONEY MARKET FUND – 3.7%
First American Government Obligations Fund –
Class Z, 2.08% (b)	6,169,430	$6,169,430
Total Money Market Fund (cost $6,169,430)		6,169,430
Total Investments (cost $169,041,973) – 100.9%		168,952,176
Liabilities less Other Assets – (0.9)%		(1,502,203)
TOTAL NET ASSETS – 100.0%		$167,449,973

(a)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2018.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2018.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” The Fund’s investment adviser has determined that such a security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of November 30, 2018, the value of these investments was $111,142,378 or 66.4% of total net assets.

(d)
Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.  Value determined using significant unobservable inputs.  As of November 30, 2018, the total value of fair valued securities was $10,001,777 or 6.0% of total net assets.

(e)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint - BP SLL Trust, Series SPL-IV. As of November 30, 2018, the value of this investment was $34,505 or 0.0% of total net assets.

(f)
Security is restricted.  The Fund cannot sell or otherwise transfer this agreement without prior written approval of BasePoint – BP SLL Trust, Series SPL-III. As of November 30, 2018, the value of this investment was $412,749 or 0.3% of total net assets.

(g)
Step-up bond. The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of November 30, 2018.

(h)	Interest only security.
(i)	Security purchased on a when-issued basis. As of November 30, 2018, the total cost of investments purchased on a when-issued basis was $1,849,230 or 1.1% of total net assets.
(j)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2018.
(k)	Step-up bond. The interest rate will step up if the issuer does not redeem the bond by an expected redemption date. The interest rate shown is in effect as of November 30, 2018.

FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FREMF – Freddi Mac K Series
GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit
TBA – To Be Announced

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2018

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
ASSETS
Investments in securities, at value
(identified cost $1,972,795,488
and $169,041,973, respectively)	$1,948,572,332	$168,952,176
Receivables
Fund shares issued	6,443,065	1,190,939
Securities sold	19,120,570	2,463,655
Interest	3,782,938	327,742
Prepaid expenses	91,210	21,130
Total assets	1,978,010,115	172,955,642

LIABILITIES
Payables
Dividends	3,163,700	9,532
Investments purchased	17,632,094	5,162,357
Fund shares redeemed	12,217,080	190,530
Due to Custodian	62,459	9,168
Due to Adviser	958,710	23,223
12b-1 distribution fees	106,134	21,106
Custody fees	40,498	3,791
Administration and fund accounting fees	207,182	33,090
Transfer agent fees and expenses	278,548	24,634
Chief Compliance Officer fee	1,500	1,500
Audit fees	25,300	23,800
Trustee fees and expenses	86	516
Accrued expenses	25,276	2,422
Total liabilities	34,718,567	5,505,669
NET ASSETS	$1,943,291,548	$167,449,973

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2018, Continued

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$24,482,984
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,330,988
Net asset value and
redemption price per share	$10.50
Maximum offering price per share (Net asset
value per share divided by 98.00%)	$10.71
Investor Class
Net assets applicable to shares outstanding	$225,054,113	$62,154,734
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	21,431,955	6,294,444
Net asset value, offering and
redemption price per share	$10.50	$9.87
Institutional Class
Net assets applicable to shares outstanding	$1,693,754,451	$105,295,239
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	161,190,413	10,656,516
Net asset value, offering and
redemption price per share	$10.51	$9.88

COMPONENTS OF NET ASSETS
Paid-in capital	$1,984,660,386	$169,305,232
Total distributable earnings	(41,368,838)	(1,855,259)
Net assets	$1,943,291,548	$167,449,973

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

(This Page Intentionally Left Blank.)

SEMPER FUNDS

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2018

	Semper MBS Total	Semper Short
	Return Fund	Duration Fund
INVESTMENT INCOME
Income
Interest	$92,462,157	$2,810,486
Total income	92,462,157	2,810,486

Expenses
Advisory fees (Note 4)	8,805,236	288,768
Transfer agent fees and expenses (Note 4)	1,538,352	111,424
Administration and fund
accounting fees (Note 4)	1,039,863	162,627
12b-1 fees – Class A (Note 5)	60,900	—
12b-1 fees – Investor Class (Note 5)	422,650	69,701
Custody fees (Note 4)	183,977	15,897
Registration fees	160,494	27,413
Shareholder reporting	66,986	2,949
Trustees fees and expenses	29,536	14,538
Audit fees	25,301	24,200
Miscellaneous	17,783	5,869
Insurance expense	16,381	2,271
Legal fees	9,289	10,367
Chief Compliance Officer fee (Note 4)	9,000	9,000
Interest expense (Note 7)	145	—
Total expenses	12,385,893	745,024
Advisory fee waiver (Note 4)	—	(180,291)
Net expenses	12,385,893	564,733
Net investment income	80,076,264	2,245,753

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments	2,174,506	(120,112)
Net change in unrealized
appreciation/(depreciation) on investments	(23,453,222)	(195,714)
Net realized and unrealized
loss on investments	(21,278,716)	(315,826)
Net Increase in Net Assets
Resulting from Operations	$58,797,548	$1,929,927

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$80,076,264	$37,325,945
Net realized gain from investments	2,174,506	5,110,284
Net change in unrealized
appreciation/(depreciation) on investments	(23,453,222)	10,311,471
Net increase in net assets
resulting from operations	58,797,548	52,747,700

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,369,487)	(636,281)
Investor Class	(9,324,204)	(4,288,413)
Institutional Class	(80,616,095)	(38,472,654)
Total distributions to shareholders	(91,309,786)	(43,397,348)*

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	849,579,165	564,333,870
Total increase in net assets	817,066,927	573,684,222

NET ASSETS
Beginning of year	1,126,224,621	552,540,399
End of year	$1,943,291,548	$1,126,224,621 **

*	Includes distributions to shareholders from net investment income.
**	Includes accumulated net investment income of $1,134,729.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A

	Year Ended		Year Ended
	November 30, 2018		November 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	869,349	$9,258,570	2,745,662	$29,182,328
Shares issued on
reinvestments of
distributions	115,286	1,227,084	57,165	608,553
Shares redeemed	(606,542)	(6,439,044)	(1,473,211)	(15,623,142)
Net increase	378,093	$4,046,610	1,329,616	$14,167,739

Investor Class
	Year Ended		Year Ended
	November 30, 2018		November 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	24,232,644	$257,996,475	4,623,666	$49,179,718
Shares issued on
reinvestments of
distributions	784,543	8,339,224	371,838	3,956,017
Shares redeemed	(12,670,542)	(134,675,556)	(3,447,058)	(36,640,171)
Net increase	12,346,645	$131,660,143	1,548,446	$16,495,564

Institutional Class
	Year Ended		Year Ended
	November 30, 2018		November 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	103,081,265	$1,098,339,721	70,324,367	$748,270,887
Shares issued on
reinvestments of
distributions	4,756,347	50,612,961	2,584,407	27,545,546
Shares redeemed	(40,915,615)	(435,080,270)	(22,751,658)	(242,145,866)
Net increase	66,921,997	$713,872,412	50,157,116	$533,670,567

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2018	November 30, 2017
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,245,753	$1,079,515
Net realized gain/(loss) from investments	(120,112)	159,337
Net change in unrealized appreciation/
(depreciation) on investments	(195,714)	104,380
Net increase in net assets
resulting from operations	1,929,927	1,343,232

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(746,839)	(132,236)
Institutional Class	(1,616,372)	(1,242,686)
Total distributions to shareholders	(2,363,211)	(1,374,922	)*

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	111,091,568	14,472,907
Total increase in net assets	110,658,284	14,441,217

NET ASSETS
Beginning of year	56,791,689	42,350,472
End of year	$167,449,973	$56,791,689	**

*	Includes distributions to shareholders from net investment income.
**	Includes accumulated net investment income of $112,917.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Investor Class

	Year Ended		Year Ended
	November 30, 2018		November 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	6,145,783	$60,785,385	1,900,969	$18,823,321
Shares issued on
reinvestments of
distributions	66,765	660,297	9,493	94,060
Shares redeemed	(1,338,175)	(13,240,502)	(531,159)	(5,263,990)
Net increase	4,874,373	$48,205,180	1,379,303	$13,653,391

Institutional Class
	Year Ended		Year Ended
	November 30, 2018		November 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	11,654,112	$115,367,362	2,149,773	$21,315,554
Shares issued on
reinvestments of
distributions	144,842	1,433,735	124,138	1,227,213
Shares redeemed	(5,444,034)	(53,914,709)	(2,195,734)	(21,723,251)
Net increase	6,354,920	$62,886,388	78,177	$819,516

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A

			December 18,
	Year	Year	2015*
	Ended	Ended	through
	November 30,	November 30,	November 30,
	2018	2017	2016
Net asset value, beginning of period	$10.69	$10.56	$10.92

Income from investment operations:
Net investment income^	0.53	0.44	0.56
Net realized and unrealized
gain/(loss) on investments	(0.12)	0.21	(0.28)
Total from investment operations	0.41	0.65	0.28

Less distributions:
From net investment income	(0.60)	(0.52)	(0.64)
Total distributions	(0.60)	(0.52)	(0.64)
Net asset value, end of period	$10.50	$10.69	$10.56

Total return	3.91%	6.34%	2.66	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$24,483	$20,873	$6,582
Ratio of expenses to average net assets:
Before fee waiver and recoupment	1.00%	0.94%**	1.01	%++
After fee waiver and recoupment	1.00%	0.95%**	1.00	%++
Ratio of net investment income to average net assets:
Before fee waiver and recoupment	4.97%	4.15%	5.58	%++
After fee waiver and recoupment	4.97%	4.14%	5.59	%++
Portfolio turnover rate	137%	238%	135	%+†

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
†	Portfolio turnover rate calculated for the year ended November 30, 2016.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class

	Year Ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.69	$10.56	$10.91	$11.08	$10.75

Income from investment operations:
Net investment income^	0.51	0.45	0.58	0.51	0.55
Net realized and unrealized
gain/(loss) on investments	(0.10)	0.20	(0.30)	(0.05)	0.38
Total from investment operations	0.41	0.65	0.28	0.46	0.93

Less distributions:
From net investment income	(0.60)	(0.52)	(0.63)	(0.56)	(0.57)
From net realized gain on investments	—	—	—	(0.07)	(0.03)
Total distributions	(0.60)	(0.52)	(0.63)	(0.63)	(0.60)
Net asset value, end of year	$10.50	$10.69	$10.56	$10.91	$11.08

Total return	3.92%	6.34%	2.67%	4.26%	8.84%

Ratios/supplemental data:
Net assets, end of year (thousands)	$225,054	$97,089	$79,614	$67,073	$26,121
Ratio of expenses to average net assets:
Before fee waiver and recoupment	1.01%	0.94%**	0.97%	0.99%	1.12%
After fee waiver and recoupment	1.01%	0.95%**	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver and recoupment	4.77%	4.20%	5.45%	4.65%	4.83%
After fee waiver and recoupment	4.77%	4.19%	5.42%	4.64%	4.95%
Portfolio turnover rate	137%	238%	135%	166%	142%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.70	$10.57	$10.92	$11.09	$10.75

Income from investment operations:
Net investment income^	0.55	0.47	0.60	0.54	0.58
Net realized and unrealized
gain/(loss) on investments	(0.11)	0.21	(0.30)	(0.05)	0.38
Total from investment operations	0.44	0.68	0.30	0.49	0.96

Less distributions:
From net investment income	(0.63)	(0.55)	(0.65)	(0.59)	(0.59)
From net realized gain on investments	—	—	—	(0.07)	(0.03)
Total distributions	(0.63)	(0.55)	(0.65)	(0.66)	(0.62)
Net asset value, end of year	$10.51	$10.70	$10.57	$10.92	$11.09

Total return	4.20%	6.59%	2.92%	4.51%	9.18%

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,693,755	$1,008,263	$466,344	$360,443	$126,607
Ratio of expenses to average net assets:
Before fee waiver and recoupment	0.76%	0.70%**	0.73%	0.74%	0.89%
After fee waiver and recoupment	0.76%	0.70%**	0.75%	0.75%	0.75%
Ratio of net investment income
to average net assets:
Before fee waiver and recoupment	5.13%	4.37%	5.68%	4.88%	5.10%
After fee waiver and recoupment	5.13%	4.37%	5.66%	4.87%	5.24%
Portfolio turnover rate	137%	238%	135%	166%	142%

^	Based on average shares outstanding.
**	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class

	Year Ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.92	$9.92	$10.00	$10.19	$10.23

Income from investment operations:
Net investment income^	0.26	0.20	0.24	0.29	0.13
Net realized and unrealized
gain/(loss) on investments	(0.05)	0.08	(0.07)	(0.16)	0.06
Total from investment operations	0.21	0.28	0.17	0.13	0.19

Less distributions:
From net investment income	(0.26)	(0.28)	(0.25)	(0.31)	(0.21)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions	(0.26)	(0.28)	(0.25)	(0.32)	(0.23)
Net asset value, end of year	$9.87	$9.92	$9.92	$10.00	$10.19

Total return	2.17%	2.90%	1.77%	1.23%	1.86%

Ratios/supplemental data:
Net assets, end of year (thousands)	$62,155	$14,088	$405	$1,591	$907
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	1.07%	1.22%*	1.21%	1.35%	1.84%
After fee waiver and
expense reimbursement#	0.85%	0.88%*	0.85%	1.02%	1.13%
Ratio of net investment income
to average net assets:
Before fee waiver and
expense reimbursement	2.37%	1.69%	2.07%	2.59%	0.58%
After fee waiver and
expense reimbursement	2.59%	2.03%	2.43%	2.92%	1.29%
Portfolio turnover rate	158%	141%	108%	56%	92%

^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.85% for each of the years ended November 30, 2015 and 2014.
*	Includes extraordinary expenses of 0.03% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended November 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$9.93	$9.93	$10.01	$10.20	$10.24

Income from investment operations:
Net investment income^	0.28	0.24	0.25	0.32	0.24
Net realized and unrealized
gain/(loss) on investments	(0.04)	0.07	(0.05)	(0.17)	(0.03)
Total from investment operations	0.24	0.31	0.20	0.15	0.21

Less distributions:
From net investment income	(0.29)	(0.31)	(0.28)	(0.33)	(0.23)
From net realized gain on investments	—	—	—	(0.01)	(0.02)
Total distributions	(0.29)	(0.31)	(0.28)	(0.34)	(0.25)
Net asset value, end of year	$9.88	$9.93	$9.93	$10.01	$10.20

Total return	2.45%	3.16%	2.04%	1.48%	2.11%

Ratios/supplemental data:
Net assets, end of year (thousands)	$105,295	$42,704	$41,946	$43,016	$61,232
Ratio of expenses to average net assets:
Before fee waiver and
expense reimbursement	0.82%	0.97%*	0.98%	1.14%	1.06%
After fee waiver and
expense reimbursement#	0.60%	0.61%*	0.60%	0.81%	0.90%
Ratio of net investment income
to average net assets:
Before fee waiver and
expense reimbursement	2.57%	2.08%	2.11%	2.82%	2.14%
After fee waiver and
expense reimbursement	2.79%	2.44%	2.49%	3.15%	2.30%
Portfolio turnover rate	158%	141%	108%	56%	92%
^	Based on average shares outstanding.
#	Excluding interest expense, the ratio of expenses to average net assets would have been 0.60% for each of the years ended November 30, 2015 and 2014.
*	Includes extraordinary expenses of 0.01% that occurred during the Fund’s fiscal year ended November 30, 2017.

The accompanying notes are an integral part of these financial statements.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018

NOTE 1 – ORGANIZATION

The Semper MBS Total Return Fund and the Semper Short Duration Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.   Prior to March 31, 2014, the Semper Short Duration Fund was a series of Forum Funds. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Semper MBS Total Return Fund (“Total Return Fund”) is to seek a high level of risk-adjusted current income and capital appreciation.  The investment objective of the Semper Short Duration Fund (“Short Duration Fund”) is to seek a high level of current income that is consistent with preservation of capital.  Each Fund currently offers Investor Class shares and Institutional Class shares and the Total Return Fund offers Class A shares.  The Total Return Fund Class A shares may be subject to a 2.00% front-end sales load.  The Total Return Fund’s Investor Class shares and Institutional Class shares commenced operations on July 22, 2013 and the Class A shares commenced operations on December 18, 2015.  The Short Duration Fund’s Investor Class shares and Institutional Class shares commenced operations on December 23, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of high amortized cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method.  Non-cash interest income included in interest income, if any, is recorded at the fair market value of additional par received.  Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statement of operations.  Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds declare dividends from net investment income daily and distribute the dividends to shareholders monthly.  The Funds distribute any realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Restricted Securities:  The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  Restricted securities, such as those issued pursuant to Rule 144A under the Securities Act of 1933, may be deemed to be liquid as determined by Semper Capital Management,

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

L.P. (the “Adviser”). The Adviser has deemed that all securities issued pursuant to Rule 144A are liquid as of November 30, 2018.

E.
Illiquid Securities: A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a Fund.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Each Fund intends to hold no more than 15% of its net assets in illiquid securities.  At November 30, 2018, the Total Return Fund and the Short Duration Fund had investments in illiquid securities with a total value of $5,949,047 or 0.3% of net assets and $447,254 or 0.3% of net assets, respectively.

		Dates	Cost
Total Return Fund	PAR	Acquired	Basis
BasePoint – BP SLL Trust,
Series SPL-III, due 12/31/19	$5,120,739	7/17-11/18	$5,120,739
CCTC Acquisition
Partners LLC Note	749,058	2/18	749,058
		Dates	Cost
Short Duration Fund	PAR	Acquired	Basis
BasePoint – BP SLL Trust,
Series SPL-III, due 12/31/19	$412,749	12/16	$412,749
BasePoint – BP SLL Trust,
Series SPL-IV, due 12/31/19	34,505	12/16	34,505

F.
Repurchase Agreements:  Under a master repurchase agreement with a broker counterparty and custodian, each Fund may enter into transactions whereby the Fund purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreement”).  The Funds, through the custodian, take possession of securities collateralizing the repurchase agreement, the fair value of which exceeds the amount of the repurchase transaction, including accrued interest.  If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The Funds did not hold repurchase agreements at November 30, 2018.

G.
Short Sales:  The Funds are authorized to make short sales of securities. In a typical short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing it at the

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

market price at the time of replacement. A Fund is said to have a “short position” in the securities sold until it delivers them to the broker. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any interest which accrues during the period of the loan. To meet current margin requirements, a Fund may also be required to deposit with the broker cash or securities in excess of the current market value of the securities sold short as security for its obligation to cover its short position.  A Fund is also required to segregate or earmark liquid assets on its books to cover its obligation to return the security.

The adviser will generally sell securities short in conjunction with long positions with similar characteristics for the purposes of managing certain risks (primarily interest rate and/or yield spread risk) or for capturing differences in value between two securities, and not for forecasting the market’s direction.  In many instances, the Funds will utilize forward-settling sales of agency residential mortgage-backed securities where the underlying pools of mortgage loans are To Be Announced (“TBA”) securities for these short selling activities.  The Funds did not sell securities short during the year ended November 30, 2018.

H.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

I.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Refer to Note 12 for more information about a subsequent event.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Market values for fixed income securities are normally determined on the basis of valuations provided by independent pricing services.  Each independent pricing service typically values securities based on one or more inputs as described below.  Securities that use similar valuation techniques and inputs as described below are categorized as level 2 of the fair value hierarchy.  To the extent the significant inputs are unobservable, the values are generally categorized as level 3.

Mortgage- and Asset-Backed Securities: Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal.  These securities are normally valued by independent pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.

U.S. Government Securities: U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.

U.S. Government Agency Securities:  U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. Government securities.  Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.

Other Debt Securities:  Other debt securities, including corporate and municipal bonds, are valued at their mean prices furnished by an independent pricing service provider using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider yields or recently executed transactions of investments with comparable quality, type of issue, coupon maturity and rating, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.

Investment Companies: Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2018:

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

Total Return Fund

	Level 1	Level 2	Level 3	Total
Fixed Income

Asset-Backed
Securities –
Non-Agency	$—	$15,502,247	$—	$15,502,247
Asset-Backed
Securities –
Real Estate	—	—	1,000,100	1,000,100
Collateralized Debt
Obligations	—	5,271,205	2,178,423	7,449,628
Collateralized Loan
Obligations	—	37,836,877	—	37,836,877
Commercial
Mortgage-Backed
Securities – Agency	—	145,580	—	145,580
Commercial
Mortgage-Backed
Securities –
Non-Agency	—	411,554,608	9,594,697	421,149,305
Residential
Mortgage-Backed
Securities – Agency	—	325,080,783	75,281,739	400,362,522
Residential
Mortgage-Backed
Securities –
Non-Agency	—	916,185,045	84,806,066	1,000,991,111
Total Fixed Income	—	1,711,576,345	172,861,025	1,884,437,370
Private Placement
Participation
Agreements	—	—	5,949,047	5,949,047
Money
Market Fund	58,185,915	—	—	58,185,915
Total Investments	$58,185,915	$1,711,576,345	$178,810,072	$1,948,572,332

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

Short Duration Fund

	Level 1	Level 2	Level 3	Total
Fixed Income

Asset-Backed
Securities – Agency	$—	$77,429	$—	$77,429
Asset-Backed
Securities – Non-Agency	—	32,865,146	94,998	32,960,144
Asset-Backed
Securities – Real Estate	—	206,582	—	206,582
Collateralized Debt
Obligations	—	—	216,018	216,018
Collateralized Loan
Obligations	—	37,312,603	1,744,895	39,057,498
Commercial
Mortgage-Backed
Securities – Agency	—	2,735	—	2,735
Commercial
Mortgage-Backed
Securities – Non-Agency	—	32,327,107	263,770	32,590,877
Residential
Mortgage-Backed
Securities – Agency	—	36,358,887	5,151,214	41,510,101
Residential
Mortgage-Backed
Securities – Non-Agency	—	13,630,480	2,083,628	15,714,108
Total Fixed Income	—	152,780,969	9,554,523	162,335,492
Private Placement
Participation
Agreements	—	—	447,254	447,254
Money
Market Fund	6,169,430	—	—	6,169,430
Total Investments	$6,169,430	$152,780,969	$10,001,777	$168,952,176

Refer to each Fund’s schedule of investments for a detailed break-out of securities by type.  Transfers between levels are recognized at November 30, 2018, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

The following is a reconciliation of the Total Return Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Total Return Fund

	Investments in Securities, at Value
	Asset-	Asset-
	Backed	Backed	Collateralized	Collateralized	Commercial
	Securities –	Securities –	Debt	Loan	MBS
	Non-Agency	Real Estate	Obligations	Obligations	Non-Agency

Balance as of
November 30, 2017	$1,987,500	$4,119,573	$10,430,358	$4,950,000	$21,661,962
Accrued
discounts/premiums	—	—	72,130	(4,640)	131,555
Realized gain/(loss)	90,000	11	514,459	(3,186)	208,321
Change in unrealized
appreciation/(depreciation)	(107,500)	50,516	882,255	7,826	(118,641)
Purchases	—	—	—	—	13,179,444
Sales	(1,970,000)	(3,170,000)	(4,449,574)	(4,950,000)	(9,096,273)
Transfers in and/or
out of Level 3	—	—	(5,271,205)	—	(16,371,671)
Balance as of
November 30, 2018	$—	$1,000,100	$2,178,423	$—	$9,594,697

					Private
			Residential	Residential	Placement
			MBS –	MBS –	Participation
			Agency	Non-Agency	Agreements
Balance as of November 30, 2017			$34,845,996	$41,433,606	$2,872,548
Accrued discounts/premiums			(79,742)	3,577,686	—
Realized gain/(loss)			13,270	1,763,374	—
Change in unrealized
appreciation/(depreciation)			(803,438)	(4,167,692)	79,250
Purchases			52,611,733	102,428,435	3,799,708
Sales			(8,627,404)	(35,276,365)	(802,459)
Transfers in and/or out of Level 3			(2,678,676)	(24,952,978)	—
Balance as of November 30, 2018			$75,281,739	$84,806,066	$5,949,047

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2018, and still classified as level 3 was $(1,458,996).

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

The following is a reconciliation of the Short Duration Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Short Duration Fund

	Investments in Securities, at Value
	Asset-	Asset-
	Backed	Backed	Collateralized	Collateralized
	Securities –	Securities –	Debt	Loan
	Non-Agency	Real Estate	Obligations	Obligations
Balance as of November 30, 2017	$283,887	$149,064	$244,933	$—
Accrued discounts/premiums	(17)	—	4,169	—
Realized gain/(loss)	246	—	7,702	—
Change in unrealized
appreciation/(depreciation)	(988)	936	9,332	(5,105)
Purchases	—	—	—	1,750,000
Sales	(188,130)	(150,000)	(50,118)	—
Transfers in and/or out of Level 3	—	—	—	—
Balance as of November 30, 2018	$94,998	$—	$216,018	$1,744,895

				Private
	Commercial	Residential	Residential	Placement
	MBS –	MBS –	MBS –	Participation
	Non-Agency	Agency	Non-Agency	Agreements
Balance as of November 30, 2017	$1,032,296	$646,491	$250,156	$694,861
Accrued discounts/premiums	—	(6,012)	—	—
Realized gain/(loss)	382	—	313	—
Change in unrealized
appreciation/(depreciation)	3,947	(43,015)	(269)	—
Purchases	—	4,553,750	2,500,000	—
Sales	(349,591)	—	(666,572)	(247,607)
Transfers in and/or out of Level 3	(423,264)	—	—	—
Balance as of November 30, 2018	$263,770	$5,151,214	$2,083,628	$447,254

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2018, and still classified as level 3 was $(36,468).

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

The following is a summary of quantitative information about level 3 valued measurements:

Total Return Fund

	Value at	Valuation	Unobservable
	11/30/18	Technique(s)	Input	Input/Range
Asset-Backed	$1,000,100	Market Comparable	Single Broker Quote	$100.01
Securities –
Real Estate

Collateralized	$2,178,423	Market Comparable	Single Broker Quote	$98.25 – $94.00
Debt Obligations				(weighted avg. $96.10)

Commercial	$9,594,697	Market Comparable	Single Broker Quote	$96.99 – $100.94
MBS –				(weighted avg. $98.41)
Non-Agency

Residential	$69,081,739	Market Comparable	Single Broker Quote	$93.75 – $103.29
MBS –				(weighted avg. $98.63)
Agency
	6,200,000	Market Comparable	Prior/Recent Transaction	$100
Total	$75,281,739

Residential	$81,762,066	Market Comparable	Single Broker Quote	$2.63 – $102.31
MBS –				(weighted avg. $78.82)
Non-Agency
	3,044,000	Market Comparable	Prior/Recent Transaction	$90.95
Total	$84,806,066

Private	$5,949,047	Market	Prior/Recent Transaction	$100 – $110.58
Placement		Transaction		(weighted avg. $101.35)
Participation		Method
Agreements

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

Short Duration Fund

	Value at	Valuation	Unobservable
	11/30/18	Technique(s)	Input	Input/Range
Asset-Backed	$94,998	Market Comparable	Single Broker Quote	$100
Securities –
Non-Agency

Collateralized	$216,018	Market Comparable	Single Broker Quote	$94.00
Debt Obligations

Collateralized	$494,895	Market Comparable	Single Broker Quote	$98.98
Loan Obligations
	1,250,000	Market Comparable	Prior/Recent Transaction	$100
	$1,744,895

Commercial	$263,770	Market Comparable	Single Broker Quote	$101 – $102.50
MBS –				(weighted avg. $102.38)
Non-Agency

Residential	$5,151,214	Market Comparable	Single Broker Quote	$97.75 – $103.29
MBS –				(weighted avg. $100.57)
Agency

Residential	$2,083,628	Market Comparable	Single Broker Quote	$100 – $100.03
MBS –				(weighted avg. $100.01)
Non-Agency

Private	$447,254	Market	Prior/Recent Transaction	$100
Placement		Transaction
Participation		Method
Agreements

Significant changes in the market broker quotes would have resulted in direct and proportional changes in the fair value of the security.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended November 30, 2018, the Adviser provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  Effective March 22, 2018, for the Total Return Fund, the fees are calculated at an annual rate of 0.60% of average daily net assets for the first $1.5 billion of assets, 0.55% of the Fund’s average daily net assets for the next $1 billion of assets, and 0.50% of the Fund’s average daily net assets in excess of $2.5 billion.  Prior to March 22, 2018, for the Total Return Fund, the Adviser was entitled to a monthly fee at the annual rate of 0.45% based upon the Fund’s average daily net assets.  As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.35% based upon the average daily net assets of the Short Duration Fund.  For the year ended November 30, 2018, the Total Return Fund and the Short Duration Fund incurred $8,805,236 and $288,768 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses).  Effective March 22, 2018, the Total Return Fund expenses are limited to 1.15%, 1.15%, and 0.90% of the average daily net assets of the Fund’s Class A, Investor Class, and Institutional Class, respectively, and 0.85% and 0.60% of the average daily net assets of the Short Duration Fund’s Investor Class and Institutional Class, respectively.  Prior to March 22, 2018, the Total Return Fund expenses were limited to 1.00%, 1.00%, and 0.75% of the average daily net assets of the Fund’s Class A, Investor Class, and Institutional Class, respectively.  Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

For the year ended November 30, 2018, the Adviser reduced its fees and reimbursed fund expenses in the amount of $0 and $180,291 for the Total Return Fund and the Short Duration Fund, respectively.  The expense limitation will remain in effect through

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

at least March 29, 2019, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture and the date of expiration are as follows:

Short Duration Fund
Expiration	Amount
11/30/19	$162,388
11/30/20	160,726
11/30/21	180,291
$503,405

U.S. Bancorp Fund Services, LLC (“Fund Services” or the “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

For the year ended November 30, 2018, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Total	Short
	Return Fund	Duration Fund
Administration and Fund Accounting	$1,039,863	$162,627
Transfer Agency (excludes
out-of-pocket expenses and sub-ta fees)	468,666	43,496
Custody	183,977	15,897
Chief Compliance Officer	9,000	9,000

At November 30, 2018, the Funds had payables due to Fund Services for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Total	Short
	Return Fund	Duration Fund
Administration and Fund Accounting	$207,182	$33,090
Transfer Agency (excludes
out-of-pocket expenses and sub-ta fees)	86,737	8,474
Custody	40,498	3,791
Chief Compliance Officer	1,500	1,500

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class and the Total Return Fund’s Class A.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2018, the Funds paid the Distributor the following amounts:

	Total	Short
	Return Fund	Duration Fund
Investor Class	$422,650	$69,701
Class A	60,900	—

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
Total Return Fund	$2,879,315,327	$2,107,283,487	$2,112	$4,258,251
Short Duration Fund	$221,559,949	$102,211,402	$18,655,252	$19,129,821

NOTE 7 – LINES OF CREDIT

The Total Return Fund and the Short Duration Fund have unsecured lines of credit in the amount of $250,000,000 and $15,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended November 30, 2018, the Funds did not draw on their lines of credit.  At November 30, 2018, the Funds had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of paydowns.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

The tax character of distributions paid during the years ended November 30, 2018 and November 30, 2017 was as follows:

	Total Return Fund		Short Duration Fund
	Nov. 30, 2018	Nov. 30, 2017	Nov. 30, 2018	Nov. 30, 2017
Ordinary income	$91,309,786	$43,397,348	$2,363,211	$1,374,922

As of November 30, 2018, the components of capital on a tax basis were as follows:

	Total	Short
	Return Fund	Duration Fund
Cost of investments (a)	$1,972,953,352	$169,043,141
Gross unrealized appreciation	12,899,942	310,834
Gross unrealized depreciation	(37,280,962)	(401,799)
Net unrealized depreciation (a)	(24,381,020)	(90,965)
Undistributed ordinary income	3,371,340	113,625
Undistributed long-term capital gains	—	—
Total distributable earnings	3,371,340	113,625
Other accumulated gains/(losses)	(20,359,158)	(1,877,919)
Total accumulated earnings/(losses)	$(41,368,838)	$(1,855,259)

(a)
The difference between book basis and tax basis net unrealized depreciation and cost is attributable primarily to wash sales. The difference between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, capital loss carryforwards, and tax adjustments to dividends payable.

The Funds had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

	Short-Term Indefinite	Long-Term Indefinite
Total Return Fund	$11,200,495	$5,994,962
Short Duration Fund	1,192,314	676,073

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
Risks Associated with Mortgage-Backed and Other Asset-Backed Securities – In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage- backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

•
Privately Issued Mortgage-Related Securities Risk – MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. Government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by the Funds with respect to such payments. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

•
Sub-Prime Mortgage Risk – The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due. These risks are more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

•
Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these securities.

•
Risks Associated with Real Estate and Regulatory Actions – The securities that the Funds own are dependent on real estate prices. If real estate experiences a significant price decline, this could adversely affect the prices of the securities the Funds own.  Any adverse regulatory action could impact the prices of the securities the Funds own.

•
High Yield Risk – Fixed income securities that are rated below investment grade (i.e. “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

•
Derivatives Risk – Derivatives, including options, futures, and swaps, may be riskier than other types of investments and may increase the volatility of the Funds. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed a Fund’s original investment. Derivatives may not perform as expected, so the Funds may not realize the intended benefits. In addition, given their complexity, derivatives expose the Funds to risks of mispricing or improper valuation.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

•
Counterparty Risk – Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

•
TBA Securities Risk – In a TBA transaction, a seller agrees to deliver a security at a future date, but does not specify the particular security to be delivered. Instead, the seller agrees to accept any security that meets specified terms. The principal risks of TBA transactions are increased interest rate risk and increased overall investment exposure.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by each Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

NOTE 10 – TOTAL RETURN FUND’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders of the Semper MBS Total Return Fund took place on March 22, 2018, to approve an investment advisory agreement between the Adviser and Advisors Series Trust on behalf of the Fund (the “Proposal”).  All Fund shareholders of record at the close of business on December 29, 2017 (the “Record Date”), were entitled to vote. As of the Record Date, the Fund had 107,604,339 shares outstanding. Of the 56,021,909 shares present in person or by proxy, 51,168,261 or 91.34% voted in favor of the proposal (representing 47.55% of total outstanding shares), 3,836,018 or 6.85% voted against the Proposal, and 1,017,631 or 1.82% withheld from voting on the Proposal. Accordingly, the Proposal was approved.

NOTE 11 – OTHER TAX INFORMATION (Unaudited)

For the year ended November 30, 2018, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2018 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

On December 31, 2018, the Investor class, Institutional class, and Class A of the MBS Total Return Fund distributed $0.048106773, $0.050356605, and $0.048078399 per share of net investment income, respectively.

SEMPER FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2018, Continued

On December 27, 2018, the Investor class and the Institutional class of the Short Duration Fund distributed $0.00487734 and $0.00679849 per share of net investment income, respectively.

On December 31, 2018, the Investor class and the Institutional class of the Short Duration Fund distributed $0.023927275 and $0.026042994 per share of net investment income, respectively.

NOTE 12 – SUBSEQUENT EVENT

The President, Chief Executive Officer and Principal Executive Officer of the Trust resigned on October 25, 2018. The Board appointed Mr. Jeffrey T. Rauman, Senior Vice President, U.S. Bancorp Fund Services, LLC, as the new President, Chief Executive Officer and Principal Executive Officer of the Trust at its December 2018 Board meeting. During the interim period, in accordance with the Trust’s governing documents, the Vice Presidents of the Trust were authorized to carry out the duties of the President.

SEMPER FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Semper MBS Total Return Fund
Semper Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian, private companies, and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2019

SEMPER FUNDS

NOTICE TO SHAREHOLDERS at November 30, 2018 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-736-7799.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 72)		term;	Gamma Delta Housing		Advisors
615 E. Michigan Street		since	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		March	housing management)		(for series not
		2014.	(2012 to present);		affiliated with
			Trustee and Chair		the Funds);
			(2000 to 2012),		Independent
			New Covenant Mutual		Trustee from
			Funds (1999 to 2012);		1999 to 2012,
			Director and Board		New Covenant
			Member, Alpha Gamma		Mutual Funds
			Delta Foundation		(an open-end
			(philanthropic		investment
			organization)		company with
			(2005 to 2011).		4 portfolios).

David G. Mertens	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 58)		term*;	Managing Director and		Advisors
615 E. Michigan Street		since	Vice President, Jensen		Series Trust
Milwaukee, WI 53202		March	Investment Management,		(for series not
		2017.	Inc. (a privately-held		affiliated with
			investment advisory		the Funds).
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	2	Trustee,
(age 84)	of the	term;	President, Hotchkis and		Advisors
615 E. Michigan Street	Board	since	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202	and	May	funds) (1985 to 1993).		(for series not
	Trustee	2002.			affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Joe D. Redwine(4)	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 71)		term;	President, CEO, U.S.		Advisors
615 E. Michigan Street		since	Bancorp Fund Services,		Series Trust
Milwaukee, WI 53202		January	LLC (May 1991		(for series not
		2018.	to July 2017); formerly		affiliated with
			Manager, U.S. Bancorp		the Funds).
Fund Services, LLC
(1998 to July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	2	Trustee,
(age 59)		term*;	Group, Inc. (financial		Advisors
615 E. Michigan Street		since	consulting firm) (1998		Series Trust
Milwaukee, WI 53202		January	to present).		(for series not
		2016.			affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 57)	President,	term;	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Treasurer	since	(October 1998 to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 47)	Treasurer	term;	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 61)	President,	term;	LLC and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

SEMPER FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Emily R. Enslow, Esq.	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 32)	President	term;	(July 2013 to present); Proxy Voting Coordinator
615 E. Michigan Street	and	since	and Class Action Administrator, Artisan Partners
Milwaukee, WI 53202	Secretary	December	Limited Partnership (September 2012 to July 2013).
2017.

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2018, the Trust was comprised of 41 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Redwine became an Independent Trustee on January 1, 2018.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

SEMPER FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-736-7799 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SEMPER FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Semper Capital Management, L.P.
52 Vanderbilt Avenue, Suite 401
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$41,900	$40,900
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive
  Officer/Principal Executive Officer

Date  2/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeffrey T. Rauman
  Jeffrey T. Rauman, President/Chief Executive
  Officer/Principal Executive Officer

Date  2/8/19

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal
  Financial Officer

Date  2/6/19

* Print the name and title of each signing officer under his or her signature.